UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                  FORM N-CSRS
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    ________

                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                                Michael Beattie
                              C/O SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2017

                    DATE OF REPORTING PERIOD: APRIL 30, 2017

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ITEM 1. REPORTS TO STOCKHOLDERS.

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                                              SCHRODER MUTUAL FUNDS
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APRIL 30, 2017     SEMI-ANNUAL REPORT


                   DOMESTIC EQUITY
                   Schroder North American Equity Fund


                   GLOBAL & INTERNATIONAL EQUITY
                   Schroder Emerging Markets Small Cap Fund


                   FIXED INCOME
                   Schroder Short Duration Bond Fund
                   Schroder Total Return Fixed Income Fund
                   Schroder Long Duration Investment-Grade Bond Fund














SCHRODERS

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SCHRODER MUTUAL FUNDS
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TABLE OF CONTENTS

Management Discussion and Analysis ..........................................  1
Schedules of Investments
     North American Equity Fund ............................................. 13
     Emerging Markets Small Cap Fund ........................................ 19
     Short Duration Bond Fund ............................................... 22
     Total Return Fixed Income Fund ......................................... 26
     Long Duration Investment-Grade Bond Fund ............................... 33
Statements of Assets and Liabilities ........................................ 36
Statements of Operations .................................................... 38
Statements of Changes in Net Assets ......................................... 40
Financial Highlights ........................................................ 44
Notes to Financial Statements ............................................... 48
Disclosure of Fund Expenses ................................................. 64
Shareholder Voting Results .................................................. 66







PROXY VOTING (UNAUDITED)
A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

FORM N-Q (UNAUDITED)
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec. gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


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SCHRODER MUTUAL FUNDS
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IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND
PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2017. The views expressed in the Management Discussion and Analysis sections (the "MD&As") are those of the respective Fund's portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. ("SIMNA"). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.












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                                                                               1

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of June 5, 2017)

PERFORMANCE

For the six-month period ended April 30, 2017, the Schroder North American Equity Fund (the "Fund") gained 12.86% (Investor Shares), compared to the S&P 500 Index (the "Index"), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 13.32% during the same period.

MARKET BACKGROUND

The period was dominated by the U.S. Presidential election in November 2016 and the unexpected victory for Donald Trump. After a brief initial shock, investors embraced the potential for tax cuts, stimulus measures and lighter regulation under President Trump along with a Republican-controlled Congress. The Federal Reserve (the "Fed") increased interest rates by 0.25% in December 2016, in line with expectations, as macroeconomic data remained supportive.

In style terms, "value" did well in late 2016 on the back of increasing investor confidence. The OPEC oil production deal in November was positive for investor sentiment. Together with a subsequent agreement between non-OPEC producers to cut supply in December, this helped deliver a significant boost to oil prices. The prices of many other commodities also continued to rise.

The positive stock market momentum generated in late 2016 was strong enough to carry into 2017 Macroeconomic data generally continued to be supportive, with the labor market strong and consumer confidence at high levels. As was widely expected, the Fed raised base rates again by 0.25% in March. However, the failure to pass revisions to healthcare legislation did raise some doubts about the new U.S. administration's ability to implement its policies. Economic data showed some weakness at the end of the period too, with first quarter U.S. GDP growth coming in below market forecasts.

The first months of 2017 saw an unwinding of some of the reflation trades from late 2016. Growth was resurgent and outperformed value. Meanwhile, oil prices declined as inventories and production in the U.S. increased at a faster rate than expected.

PORTFOLIO REVIEW

The Fund slightly underperformed the Index over the period. The main detractor from relative returns was stock selection in the information technology ("IT") and consumer discretionary sectors. Our preference for what we view as better quality, attractively-valued names was not rewarded. Market performance was driven by gains for a narrow group of "growth" stocks where we have an underweight exposure as we believe them to be expensive.

Healthcare was also a negative overall for relative performance. While our preference for the sector was positive, as it performed strongly, this was outweighed by disappointing stock selection. Our fundamentally-based positioning was not rewarded amid the volatility caused by speculation on healthcare reform in the U.S.

Partially offsetting these influences, we avoided weakness in expensive stocks in areas including consumer staples and real estate investment trusts. These parts of the market had previously formed part of the "minimum volatility" or "reach for yield" themes, and largely underperformed over the six-month period.

OUTLOOK

We have taken profits from a number of areas that saw strong returns at the end of 2016. Within financials, we again trimmed some of our long-held positions in banks and life & health insurers. We also sold some industrial stocks where we believed the perceived pro-cyclicality of the new administration had already been priced in. However, in both these sectors, we also topped up other holdings that we believe had become more attractive. Within industrials, we focused mainly on airlines, aerospace and machinery, and within financials we found names we viewed as attractive among asset managers and consumer finance firms. The Fund's weight in both these sectors is now broadly neutral relative to the benchmark.


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                                                                               2

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SCHRODER NORTH AMERICAN EQUITY FUND
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Our disciplined approach to rebalancing was also in evidence in sectors that outperformed during the first quarter. We took profits in selected healthcare and information technology stocks as they rose, therefore becoming less attractively valued. Telecoms as a sector was particularly weak over the first quarter and we took the opportunity to add to some positions that we viewed as attractively valued. The Fund's overall weight in the sector remains broadly neutral.

The positioning of the Fund continues to reflect our goal to find the best trade-off between valuation and business quality. Our most significant overweight positions are in healthcare, information technology and consumer discretionary. Within healthcare, we see the most attractive opportunities among healthcare providers. In technology, our preferred areas remain cheap and high quality "boring" companies with strong balance sheets and rising dividends (e.g. Fund holdings INTEL, QUALCOMM and ORACLE). We hold a broad range of positions across the sector, with IT services and software being the largest industry overweights. Within consumer discretionary, our preferred areas are retail, restaurants and consumer durables.

PERFORMANCE INFORMATION

                                        ONE YEAR ENDED     FIVE YEARS ENDED     TEN YEARS ENDED
                                        APRIL 30, 2017     APRIL 30, 2017(a)    APRIL 30, 2017(a)
SCHRODER NORTH AMERICAN EQUITY FUND
  Investor Shares                           17.06%             12.75%                6.89%
------------------------------------------------------------------------------------------------
  S&P 500 Index                             17.92%             13.68%                7.15%
------------------------------------------------------------------------------------------------

(a) Average annual total returns.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/ OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS                                        SECTOR ALLOCATION
SECURITY                         % OF NET ASSETS     SECTOR                                   % OF NET ASSETS
Apple                                   4.1%         Information Technology                         24.2%
------------------------------------------------     --------------------------------------------------------
Microsoft                               3.0          Financials                                     14.6
------------------------------------------------     --------------------------------------------------------
Johnson & Johnson                       2.1          Healthcare                                     14.0
------------------------------------------------     --------------------------------------------------------
ExxonMobil                              2.0          Consumer Discretionary                         13.4
------------------------------------------------     --------------------------------------------------------
JPMorgan Chase                          1.9          Industrials                                    10.1
------------------------------------------------     --------------------------------------------------------
                                                     Consumer Staples                                9.2
                                                    ---------------------------------------------------------
                                                     Energy                                          6.4
                                                    ---------------------------------------------------------
                                                     Telecommunication Services                      2.5
                                                    ---------------------------------------------------------
                                                     Materials                                       1.8
                                                    ---------------------------------------------------------
                                                     Utilities                                       1.4
                                                    ---------------------------------------------------------
                                                     Real Estate                                     1.0
                                                    ---------------------------------------------------------
                                                     Other Assets less Liabilities                   1.4
                                                    ---------------------------------------------------------

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                                                                               3

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SCHRODER EMERGING MARKETS SMALL CAP FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of June 5, 2017)

PERFORMANCE

For the six-month period ended April 30, 2017, the Schroder Emerging Markets Small Cap Fund (the "Fund") increased 9.44% (R6 Shares) and 9.46% (Investor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the "Index") (a broad-based basket of emerging market stocks covering over 1,825 securities across 32 markets), which increased 8.79%.

MARKET BACKDROP

Global equities registered a positive return over the six-months ended April 2017, supported by improved global growth. Following Donald Trump's election as U.S. President in early November, financial markets priced in a U.S. reflation trade. This was in anticipation that the new administration's plan for U.S. fiscal stimulus will lead to stronger U.S. growth. The Federal Reserve (the "Fed") increased interest rates by 25 basis points in December and March. Although the U.S. dollar rallied following the U.S. election result, it weakened shortly thereafter as the prospect of more aggressive monetary policy tightening diminished. Meanwhile, the European Central Bank moved to extend its quantitative easing program to December, albeit lowering asset purchases. The Index delivered a positive return and performed broadly in line with the MSCI World Index.

Emerging Asian equities in general performed well, led by India. The market rallied as GDP growth showed little adverse effect from a surprise demonetization in November. The ruling Bharatiya Janata Party also performed well in state elections, paving the way for political stability and future reform implementation. Other markets benefited from an improved outlook for global growth, particularly manufacturing-oriented markets. This included Taiwan, which generated a strong gain as exports increased ahead of expectations. This effect was also supportive for Korea and China, although both markets finished behind a strong Index return. In China, macroeconomic data remained stable, buoyed by credit stimulus. The weakness in the dollar, coupled with the People's Bank of China's move to tighten short-term interest rates, also helped to alleviate pressure on the capital account.

Elsewhere, Brazil generated a positive return despite lagging the Index. The market was supported by the central bank's move to increase the pace of interest rate cuts, lowering its headline rate by 2.5% to 12.25% . This is expected to ease pressure on companies and consumers in particular. In South Africa, macroeconomic data showed signs of a cyclical uptick with reduced concerns over more aggressive tightening of global liquidity. However, political risk weighed on stronger returns. President Zuma orchestrated an unexpected cabinet reshuffle in March that included firing the well respected finance minister.

Mexico finished in positive territory but was the weakest Index market. Uncertainty over U.S. trade policy under the Trump administration was a headwind to equities and the Mexican peso. This led the central bank to increase interest rates by 1.75% to 6.5% to support the currency. As a result, there is a risk that tighter monetary policy and rising inflation, in part due to higher pass-through inflation from peso weakness, could weigh on growth. In April, President Trump agreed to renegotiate the North American Free Trade Agreement instead of withdrawing from it, but uncertainty remains.

PORTFOLIO REVIEW

The Fund outperformed the Index over the reporting period. Positive stock selection in China was the biggest factor to relative returns. This included positions in CHINA LODGING GROUP, a hotel manager, and in ASM PACIFIC TECHNOLOGY, which supplies assembly equipment and materials to the semiconductor and electronic assembly sectors. The holdings in injection moulding machine manufacturer, HAITIAN INTERNATIONAL HOLDINGS and NEXTEER AUTOMOTIVE GROUP, which produces advanced car steering systems also contributed positively. A position in UAE based logistics company ARAMEX added significant value. The position in Russian rail freight operator GLOBALTRANS INVESTMENT was another key contributor. By contrast, stock selection in Taiwan detracted, most notably holdings in POSIFLEX TECHNOLOGY, a point of sale terminal manufacturer, and in AEROSPACE INDUSTRIAL DEVELOPMENT.

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                                                                               4

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SCHRODER EMERGING MARKETS SMALL CAP FUND
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OUTLOOK

In our view, the strategic case for investments in emerging market smaller companies continues to be compelling, in large part due to their rich opportunity set and their generally under researched nature relative to larger capitalization companies. This outlook is supported by an improving economic and earnings profile. We view valuations as reasonably attractive and we continue to find investment opportunities in well managed smaller companies given the breadth of the universe.

PERFORMANCE INFORMATION

                                                               ONE YEAR ENDED        ANNUALIZED
                                                               APRIL 30, 2017    SINCE INCEPTION (a)
 SCHRODER EMERGING MARKETS SMALL CAP FUND
   R6 Shares                                                        22.88%            18.02%
----------------------------------------------------------------------------------------------------
   Investor Shares                                                  22.92%            17.98%
----------------------------------------------------------------------------------------------------
   MSCI Emerging Markets Small Cap Index                            14.08%            14.09%
----------------------------------------------------------------------------------------------------

(a)  From commencement of fund operations on August 26, 2015.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/ OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                 TOP 5 HOLDINGS                                      GEOGRAPHIC ALLOCATION
SECURITY                           % OF NET ASSETS                                              % OF NET ASSETS
Aramex PJSC                               2.5%        Asia/Far East                                   67.5%
--------------------------------------------------    ---------------------------------------------------------
Arvind                                    2.4         Latin America                                   15.4
--------------------------------------------------    ---------------------------------------------------------
Bumrungrad Hospital                       2.3         Europe                                          12.1
--------------------------------------------------    ---------------------------------------------------------
Medy-Tox                                  2.3         Middle East                                      4.5
--------------------------------------------------    ---------------------------------------------------------
CTCI                                      2.0         Africa                                           1.4
--------------------------------------------------    ---------------------------------------------------------
                                                      Liabilities in excess of Other Assets           (0.9)
                                                      ---------------------------------------------------------







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SCHRODER SHORT DURATION BOND FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of June 5, 2017)

PERFORMANCE

For the six-month period ended April 30, 2017, the Schroder Short Duration Bond Fund (the "Fund") gained 0.09% (R6 Shares) and 0.09% (Investor Shares), compared to the BofA Merrill Lynch 1-3 Year Treasury Index (the "Index"), a widely used short-term bond proxy, which gained 0.03% during the same period.

MARKET BACKDROP

A positive global growth backdrop combined with an expectation of a favorable U.S. policy agenda continued to drive risk assets and sentiment higher in the early part of 2017. However, investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March. The failure to execute on the first major initiative called into question President Trump's ability to deliver on his wide range of pro-growth economic promises. Other policy items remain on the docket in the near future; such as tax reform, reduced financial regulation and fiscal stimulus, all of which should be supportive for the reflation theme that remains prevalent in financial markets.

The U.S. Federal Reserve (the "Fed") took another step towards the normalization of interest rates by raising its target range for the federal funds rate by 25 basis points to 0.75% to 1%. This was only the third rate hike since December 2015, but the second in three months. The move had been fully anticipated by markets following strong signals from Fed speakers in the weeks prior to the announcement. The muted market reaction suggests that fixed income investors were comfortable with the rate hike, which may provide the Fed with a further window to act. After two years of one hike each, the Fed's members appear to be testing market sentiment on how to further extricate themselves from an exceptionally accommodative monetary policy.

PORTFOLIO REVIEW

The Fund modestly beat the Index for the six-month period. Sector selection was the main factor with a positive impact as being overweight financials and industrials had a material impact. Overweight to asset backed securities and tax-exempt municipals were also positive contributors. Issue selection was not a factor against the all-Treasury benchmark. Duration also was not a material factor.

OUTLOOK

In our view, the themes that defined the conclusion of 2016 will likely continue to shape fixed income markets for the rest of 2017. A rise in global populism, exemplified by the historic Brexit vote as well as the U.S. presidential election, marks a fundamental shift in the investment backdrop for fixed income. Markets are transitioning away from an environment of excessive central bank stimulus, subdued inflation and austerity towards one of reflation and more expansive fiscal policy. In the U.S., the Fed is expected to continue tightening monetary policy with one or two more rate hikes priced in for the remainder of the year while central bank policy in Europe and Asia is less clear. With four major elections taking place in the Eurozone, we believe that the political shocks -- and associated volatility -- that have occurred in the U.S. and UK are likely to continue. While the U.S. was the center of the interest rate re-pricing in 2016, European sovereign yields could lead the move higher in 2017.

The implications of a transition to fiscal policy for the various sectors loom large. While record low interest rates overseas have driven foreign investors into higher-yielding U.S. credit, any material change in interest rates abroad could have a meaningful impact on already-ordinary U.S. credit valuations. Our sector preference remains in financials, which we believe will benefit from less regulatory burdens and higher interest rates. Within the securitized sector, we continue to have no exposure to agency mortgages as valuations appear ordinary, prepayments remain challenging and the technical overhang of the Fed's balance sheet still weighs heavily on the sector.

Although the growth outlook is likely to improve modestly over the course of 2017, the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the reduced level of overall risk across in the Fund. We believe that the Fund has significant "dry powder" to take advantage of increased volatility next year, which may result as central banks pass the baton from monetary to fiscal

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                                                                               6

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SCHRODER SHORT DURATION BOND FUND
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policy. Treasury yields are likely to rise modestly in the U.S., but the environment of subdued overall yields means demand for spread sectors should still remain relevant. Patience and discipline are the watch words for the immediate future.

PERFORMANCE INFORMATION

                                                          ONE YEAR ENDED        ANNUALIZED
                                                          APRIL 30, 2017    SINCE INCEPTION(a)
SCHRODER SHORT DURATION BOND FUND
  R6 Shares                                                    0.97%              1.37%
----------------------------------------------------------------------------------------------
  Investor Shares                                              0.95%              1.29%
----------------------------------------------------------------------------------------------
  BofA Merrill Lynch 1-3 Year Treasury Bond Index              0.35%              0.62%
----------------------------------------------------------------------------------------------

(a)  From commencement of fund operations on August 26, 2015.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/ OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                   TOP 5 HOLDINGS                                               SECTOR ALLOCATION
SECURITY                               % OF NET ASSETS      SECTOR                                   % OF NET ASSETS
United States Treasury Note 1.125%,                         Corporate Obligations                          74.5%
 02/28/19                                   12.4%           --------------------------------------------------------
------------------------------------------------------      U.S. Treasury Obligations                      14.8
Morgan Stanley 1.842%, 02/14/20              2.5            --------------------------------------------------------
------------------------------------------------------      Asset-Backed Securities                         4.3
Verizon Communications 2.946%,                              --------------------------------------------------------
03/15/22                                     2.5            Municipal Bonds                                 3.6
------------------------------------------------------      --------------------------------------------------------
Standard Chartered 2.400%, 09/08/19          2.5            Other Assets less Liabilities                   2.8
------------------------------------------------------      --------------------------------------------------------
Reynolds American 2.300%, 06/12/18           2.5
------------------------------------------------------







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                                                                               7

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SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 5, 2017)

PERFORMANCE

For the six-month period ended April 30, 2017, the Schroder Total Return Fixed Income Fund (the "Fund") gained 0.09% (Investor Shares), compared to the Bloomberg Barclays U.S Aggregate Bond Index (the "Index"), a broad-based basket of debt securities, which returned -0.67% during the same period.

MARKET BACKGROUND

The significant move in interest rates during the fourth quarter of 2016 completed an extraordinary rebound from the lows of July, resulting in U.S. Treasury yields ending the year higher than where they began. The 10-year U.S. Treasury yield started 2016 at 2.27% and collapsed to 1.36% in July, the lowest level in recent history, before ending the year at 2.44% . The latter half of 2016 was dominated by a rise in global populism. This was exemplified by the historic Brexit vote, the U.S. presidential election and the Italian referendum vote of 'No". The market reaction to the U.S. election was immediate and, in our view, justified in that it supports our thesis of passing the baton from monetary to fiscal policy. Markets began to transition away from an environment of excessive central bank stimulus, subdued inflation and austerity towards one of reflation and more expansive fiscal policy. As a result, the U.S. was at the center of the interest rate repricing in 2016 with an 85 basis point move higher in 10-year U.S. Treasury yields in the final quarter of the year.

In terms of Federal Reserve (the "Fed") policy moves during the period, the Fed took another step towards the normalization of interest rates by raising its target range for the federal funds rate by 25 basis points, to 0.50% -0.75%, at its December meeting, and again to 0.75% to 1% at its March meeting. The March hike was only the third rate hike since December 2015, but the second in three months. Both moves had been fully anticipated by markets following strong signals from Fed speakers in the weeks prior to the announcements. After two years of one hike each, the Fed's members appear to be testing market sentiment on how to further extricate themselves from an exceptionally accommodative monetary policy. Regarding its $4.5 trillion balance sheet, the minutes from the March meeting reported that "participants agreed that reductions in the Fed's securities holdings should be gradual and predictable, and accomplished primarily by phasing out reinvestments of principal received from those holdings." The details surrounding when and how the Fed will reduce its balance sheet will be critical to the future path of interest rates.

A positive global growth backdrop combined with an expectation of a favorable U.S. policy agenda continued to drive risk assets and sentiment higher in the early part of the first quarter of 2017. Although investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March, which called into question President Trump's ability to deliver on his wide range of pro-growth economic promises, growth throughout the period was strong. In the first quarter U.S. GDP grew at a respectable 2.1%, while personal consumption expenditure ("PCE"), the Fed's preferred inflation measure, rose to 2.1% in February. Furthermore, job growth remained robust as nonfarm payrolls increased by 235,000 in March, ahead of consensus estimate of 200,000, and the U.S. consumer confidence index reached a 16-year high for March. In addition to this strong data, other policy items on the docket in the near future, such as tax reform, reduced regulation and fiscal stimulus, should be supportive of the reflation theme that remains prevalent in financial markets.

Global bond markets reflected a continued healthy level of risk appetite in April, albeit after some initial jitters. The outperformance of the riskier elements of the bond market was the result of continued economic strength and particularly encouraging political developments in France. Early in the month, perceived geopolitical tensions initially weighed on sentiment, resulting in a flight to quality. Markets responded positively to the victory for Emmanuel Macron in the first round of the French presidential election, which proved to be the catalyst for the risk-led rebound.

PORTFOLIO REVIEW

The Fund outperformed the Index for the six-month period ended April 30, 2017. The overweight to, and security selection within, investment-grade corporates was a primary contributor to returns despite heavy supply coming to the market, especially in the first quarter of 2017. Both financials and industrials were contributors, as financials (especially longer-dated banks) continued to benefit from liability-driven investment

--------------------------------------------------------------------------------
                                                                               8

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

demand and industrials spreads tightened despite volatility in the price of oil. As a result of credit curves flattening over the first part of 2017 we took the opportunity to reduce longer-dated financials and rotate into AAA-rated Collateralized Loan Obligations ("CLOs") and agency mortgage-backed securities ("MBS"), which we believe benefit from attractive spread levels given strong credit protection and elevated demand for short duration, high carry assets. Within the securitized sector the overweight to asset-backed securities ("ABS") was a contributor to returns, while security selection within commercial, MBS detracted over the period. Exposure to emerging market debt and modest exposure to local currency assets was also a contributor as U.S. dollar weakness in Q1 2017 resulted in strong demand for the sector.

Interest rate strategies were also a primary contributor over the period. The Fund's 5% allocation to Treasury inflation-protected securities contributed to performance as inflation-linked bonds outperformed nominals on expectations of higher inflation under a Trump presidency, although this trade gave back some performance in the latter half of the period as the market began to question the ability of the administration to implement future pro-growth policies. Additionally, we tactically sold federal funds futures in late February as we believed that the market was underpricing the probability of a March rate hike. This trade performed well and we covered this position in the first couple of days of March as the probabilities of a rate hike increased from 30% to 80% by the end of February. The performance of the Fund's short European government bond positions versus U.S. Treasuries was mixed as this trade detracted in late 2016 but was a contributor in early 2017 as European yields were higher on the back of political uncertainty and stronger economic data. We continue to believe the trade offers value as, along with the low correlation of the trade to other active strategies in the Fund, the European Central Bank is likely to reassess the scale of their bond buying program in the coming months and we expect political risk is likely to remain elevated in Europe next year, which may weigh on European bond valuations.

OUTLOOK

The themes that defined the conclusion of 2016 will likely continue to shape fixed income markets in 2017. A rise in global populism, exemplified by the historic Brexit vote as well as the U.S. presidential election, marks a fundamental shift in the investment backdrop for fixed income. Markets are transitioning away from an environment of excessive central bank stimulus, subdued inflation and austerity towards one of reflation and more expansive fiscal policy. We believe that the political shocks -- and associated volatility --that have occurred in the U.S. and UK are likely to continue. While the U.S. was the center of the interest rate repricing in 2016, European sovereign yields could lead the move higher in 2017.

The implications of a transition to fiscal policy for the various sectors loom large. While record low interest rates overseas have driven foreign investors into higher-yielding U.S. credit, any material change in interest rates abroad could have a meaningful impact on already-ordinary U.S. credit valuations. Within corporate spread sectors, our view remains constructive although more measured than in recent quarters. Our sector preference remains in financials, which we believe will benefit from less regulatory burdens and higher interest rates. The technical and fundamental dynamic also appear positive within the high yield market and we maintain a small allocation. However, after nearly 15% returns last year generally for this sector, we prefer to wait for better opportunities before committing more capital to the sector. Within the securitized sector, we continue to take a defensive posture regarding agency mortgages as valuations appear ordinary, prepayments remain challenging and the technical overhang of the Fed's balance still hangs heavy on the sector. We continue to see more opportunity in certain ABS and CMBS sectors.

We remain selectively positive on emerging markets. While the knee-jerk reaction from a Trump victory has been negative for emerging markets with higher Treasury yields, U.S. dollar strength and potential trade policy acting as a headwind, recent weakness may create a buying opportunity. Many emerging market economies reached an inflection point economically and politically earlier this year, making country differentiation paramount.

Going forward we expect markets to be characterized by a broader reflationary theme and increasing volatility as central banks step away from the markets. Although the growth outlook is likely to improve modestly over the course of 2017, we believe that the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the reduced level of overall risk in the portfolio. We

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

believe that the portfolio has significant "dry powder" to take advantage of increased volatility next year, which may result as central banks pass the baton from monetary to fiscal policy. Treasury yields are likely to rise modestly in the U.S., but the environment of subdued overall yields means demand for spread sectors should remain relevant. Our strongest conviction remains with regard to inflation linked securities and distortions in European bond markets, which we believe will provide significant opportunity throughout the year.

PERFORMANCE INFORMATION
                                                   ONE YEAR ENDED     FIVE YEARS ENDED      TEN YEARS ENDED
                                                   APRIL 30, 2017     APRIL 30, 2017(a)    APRIL 30, 2017(a)
SCHRODER TOTAL RETURN FIXED INCOME FUND
   Investor Shares                                     2.08%               2.44%                4.72%
------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Aggregate Bond Index        0.83%               2.27%                4.30%
------------------------------------------------------------------------------------------------------------

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS                                          SECTOR ALLOCATION
SECURITY                                 % OF NET ASSETS     SECTOR                                   % OF NET ASSETS

FNMA 4.000%, 03/01/47                           3.4%         Corporate Obligations                          48.7%
--------------------------------------------------------     --------------------------------------------------------
FHLMC 4.000%, 03/01/47                          3.4          U.S. Treasury Obligations                      16.3
--------------------------------------------------------     --------------------------------------------------------
United States Treasury Inflation Indexed                     Asset-Backed Securities                        10.7
 Bond 0.125%, 07/15/26                          2.0          --------------------------------------------------------
--------------------------------------------------------     U.S. Government Mortgage-Backed
Hurricane Catastrophe Fund Finance,                          Obligations                                     9.9
 Ser A 2.995%, 07/01/20                         1.8          --------------------------------------------------------
--------------------------------------------------------     Municipal Bonds                                 4.0
United States Treasury Note 2.000%,                          --------------------------------------------------------
 11/15/26                                       1.8          Sovereign Governments                           3.4
--------------------------------------------------------     --------------------------------------------------------
                                                             Collateralized Mortgage Obligations             1.2
                                                             --------------------------------------------------------
                                                             Commercial Mortgage-Backed
                                                               Obligation                                    0.3
                                                             --------------------------------------------------------
                                                              Other Assets less Liabilities                  5.5
                                                             --------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              10

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 5, 2017)

PERFORMANCE

For the six-month period ended April 30, 2017, the Schroder Long Duration Investment-Grade Bond Fund (the "Fund") returned -2.49% (Investor Shares), compared to the Bloomberg Barclays Long Government/ Credit Bond Index (the "Index"), a broad-based basket of debt securities, which returned -2.16% during the same period.

MARKET BACKGROUND

A positive global growth backdrop combined with an expectation of a favorable U.S. policy agenda continued to drive risk assets and sentiment higher in the early part of 2017. However, investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March. The failure to execute on the first major initiative called into question President Trump's ability to deliver on his wide range of pro-growth economic promises. Other policy items remain on the docket in the near future, such as tax reform, reduced financial regulation and fiscal stimulus, all of which should be supportive for the reflation theme that remains prevalent in financial markets.

The U.S. Federal Reserve (the "Fed") took another step towards the normalization of interest rates by raising its target range for the federal funds rate by 25 basis points to 0.75% to 1%. This was only the third rate hike since December 2015, but the second in three months. The move had been fully anticipated by markets following strong signals from Fed speakers in the weeks prior to the announcement. The muted market reaction suggests that fixed income investors were comfortable with the rate hike, which may provide the Fed with a further window to act. After two years of one hike each, the Fed's members appear to be testing market sentiment on how to further extricate themselves from an exceptionally accommodative monetary policy.

PORTFOLIO REVIEW

The Fund underperformed the Index for the six-month period. Sector selection was the main factor with a negative impact as being underweight industrials and overweight Treasuries detracted from excess returns. Overweight financials had a large positive impact, but not enough to offset the underperformance from Treasuries and industrials. Issue selection was positive, mostly due to select industrials beating the broader credit indices. Yield curve and duration were not material factors.

OUTLOOK

In our view, the themes that defined the conclusion of 2016 will likely continue to shape fixed income markets for the rest of 2017. A rise in global populism, exemplified by the historic Brexit vote as well as the U.S. presidential election, marks a fundamental shift in the investment backdrop for fixed income. Markets are transitioning away from an environment of excessive central bank stimulus, subdued inflation and austerity towards one of reflation and more expansive fiscal policy. In the U.S., the Fed is expected to continue tightening monetary policy with one or two more rate hikes priced in for the remainder of the year while central bank policy in Europe and Asia is less clear. With four major elections taking place in the Eurozone, we believe that the political shocks -- and associated volatility -- that have occurred in the U.S. and UK are likely to continue. While the U.S. was the center of the interest rate re-pricing in 2016, European sovereign yields could lead the move higher in 2017.

The implications of a transition to fiscal policy for the various sectors loom large. While record low interest rates overseas have driven foreign investors into higher-yielding U.S. credit, any material change in interest rates abroad could have a meaningful impact on already-ordinary U.S. credit valuations. Our sector preference remains in financials, which we believe will benefit from less regulatory burdens and higher interest rates. Within the securitized sector, we continue to have no exposure to agency mortgages as valuations appear ordinary, prepayments remain challenging and the technical overhang of the Fed's balance sheet still weighs heavily on the sector.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

Although the growth outlook is likely to improve modestly over the course of 2017, the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the reduced level of overall risk across in the Fund. We believe that the Fund has significant "dry powder" to take advantage of increased volatility next year, which may result as central banks pass the baton from monetary to fiscal policy. Treasury yields are likely to rise modestly in the U.S., but the environment of subdued overall yields means demand for spread sectors should still remain relevant. Patience and discipline are the watch words for the immediate future.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED    FIVE YEARS ENDED        ANNUALIZED
                                                              APRIL 30, 2017    APRIL 30, 2017(a)   SINCE INCEPTION(b)
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
  Investor Shares                                                  1.09%             5.61%                6.33%
-----------------------------------------------------------------------------------------------------------------------
  Bloomberg Barclays U.S. Long Government/Credit Bond Index        1.31%             4.50%                4.35%
-----------------------------------------------------------------------------------------------------------------------

(a)  Average annual total returns.

(b)  From commencement of fund operations on October 3, 2011.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                     TOP 5 HOLDINGS                                        SECTOR ALLOCATION
SECURITY                               % OF NET ASSETS     SECTOR                                   % OF NET ASSETS
United States Treasury Bond                                Corporate Obligations                          53.9%
 4.375%, 05/15/40                            16.8%         --------------------------------------------------------
------------------------------------------------------     U.S. Treasury Obligations                      43.8
United States Treasury Bond                                --------------------------------------------------------
 4.625%, 02/15/40                             7.6          Taxable Municipal Bond                          0.5
------------------------------------------------------     --------------------------------------------------------
United States Treasury Bond                                Other Assets less Liabilities                   1.8
 2.500%, 05/15/46                             6.0          --------------------------------------------------------
------------------------------------------------------
United States Treasury Bond
 2.250%, 02/15/27                             5.8
------------------------------------------------------
United States Treasury Bond
 4.500%, 02/15/36                             2.8
------------------------------------------------------






--------------------------------------------------------------------------------
                                                                              12

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                 VALUE $
----------                                              ----------
           COMMON STOCK -- 98.6%
           BERMUDA -- 1.0%
   89,700  Assured Guaranty                              3,420,261
   10,775  Everest Re Group                              2,712,175
    3,220  RenaissanceRe Holdings                          457,788
   52,200  Validus Holdings                              2,885,616
                                                        ----------
                                                         9,475,840
           CANADA -- 1.5%
  391,300  Athabasca Oil (1)                               395,586
  108,500  Baytex Energy Trust (1)                         328,270
   16,500  BCE                                             751,236
  154,200  Birchcliff Energy                               791,870
  102,800  Bonavista Energy                                216,136
   11,700  Capital Power                                   213,249
   39,700  Centerra Gold                                   205,036
   53,100  CGI Group Class A (1)                         2,562,711
   34,400  CI Financial                                    672,854
   87,300  Crescent Point Energy                           864,015
  134,800  Crew Energy (1)                                 405,866
    6,956  Dominion Diamond                                 84,539
  118,800  Eldorado Gold                                   434,279
   40,000  Enbridge Income Fund Holdings                   981,649
   23,300  Genworth MI Canada                              578,638
   24,300  Goldcorp                                        338,585
   24,100  Husky Energy (1)                                278,243
   33,300  IAMGOLD (1)                                     137,586
   16,500  Magna International Class A                     689,228
  125,200  MEG Energy (1)                                  566,819
   24,700  Nevsun Resources                                 54,827
   26,500  Open Text                                       918,827
  296,000  Spartan Energy (1)                              494,399
  145,400  Surge Energy                                    270,551
   17,700  Teck Resources Class B                          367,213
   26,900  Tourmaline Oil (1)                              528,521
   95,100  Yamana Gold                                     255,681
                                                        ----------
                                                        14,386,414
           ISRAEL -- 0.2%
   21,100  Check Point Software Technologies (1)         2,194,611
                                                        ----------
           UNITED KINGDOM -- 0.1%
   81,300  Noble                                           390,240
   50,700  Rowan Class A (1)                               713,349
                                                        ----------
                                                         1,103,589


SHARES                                                    VALUE $
-------                                                 ----------
           UNITED STATES -- 95.8%
           CONSUMER DISCRETIONARY -- 13.3%
   14,106  Amazon.com (1)                               13,047,909
   40,300  American Eagle Outfitters                       567,827
   51,100  Bed Bath & Beyond                             1,980,125
   29,200  Best Buy                                      1,512,852
   18,200  Big 5 Sporting Goods                            280,280
   12,300  Brinker International                           543,537
   57,500  Buckle                                        1,075,250
    9,400  Carter's                                        865,176
   14,100  Cato Class A                                    318,096
    4,100  Charter Communications Class A (1)            1,415,156
    4,600  Cheesecake Factory                              295,136
   25,400  Coach                                         1,000,506
  130,300  Comcast Class A                               5,106,457
    3,200  Cooper-Standard Holdings (1)                    361,824
    3,600  Cracker Barrel Old Country Store                576,684
   41,500  Darden Restaurants                            3,535,385
   43,100  Delphi Automotive                             3,465,240
   17,100  Foot Locker                                   1,322,514
   28,800  Ford Motor                                      330,336
   26,200  Fossil Group (1)                                451,950
   26,100  GameStop Class A                                592,209
   73,100  Gannett                                         611,116
   59,400  Gap                                           1,556,280
   47,000  Garmin                                        2,389,480
  162,600  Gentex                                        3,357,690
   19,399  Genuine Parts                                 1,785,096
   28,800  Hillenbrand                                   1,062,720
   51,093  Home Depot                                    7,975,617
   18,700  John Wiley & Sons Class A                       985,490
   25,200  Kohl's                                          983,556
   45,600  L Brands                                      2,408,136
    8,900  Lear                                          1,269,674
   29,783  Leggett & Platt                               1,564,799
   30,900  Lowe's                                        2,622,792
   41,581  McDonald's                                    5,818,429
   40,000  Meredith                                      2,342,000
   21,300  Michael Kors Holdings (1)                       795,129
    7,800  Netflix (1)                                   1,187,160
   14,400  New Media Investment Group                      189,504
   29,100  Nike Class B                                  1,612,431
   57,400  Omnicom Group                                 4,713,688
   16,800  PetMed Express                                  388,080
    8,600  Polaris Industries                              733,236
    2,288  Priceline Group (1)                           4,225,524
    8,600  Ralph Lauren Class A                            694,192
   21,800  Ross Stores                                   1,417,000


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      13

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                  VALUE $
  -------                                                -----------
   58,200  Scripps Networks Interactive Class A           4,348,704
    5,700  Sherwin-Williams                               1,907,676
   53,800  Staples                                          525,626
   61,700  Starbucks                                      3,705,702
   14,400  Steven Madden (1)                                547,920
   39,000  Target                                         2,178,150
    4,600  Tenneco                                          289,938
    7,652  Thor Industries                                  735,969
   39,600  TJX                                            3,114,144
   24,100  Tupperware Brands                              1,730,621
   46,100  Urban Outfitters (1)                           1,054,768
   29,500  VF                                             1,611,585
   38,000  Viacom Class B                                 1,617,280
   14,600  Vitamin Shoppe (1)                               281,780
   67,272  Walt Disney                                    7,776,643
   35,200  Williams-Sonoma                                1,902,560
   12,900  Yum China Holdings (1)                           440,148
   12,900  Yum! Brands                                      848,175
                                                        -----------
                                                        125,950,657
           CONSUMER STAPLES -- 9.2%
  100,100  Altria Group                                   7,185,178
   16,100  Archer-Daniels-Midland                           736,575
   55,700  Campbell Soup                                  3,204,978
  208,116  Coca-Cola                                      8,980,205
   35,782  Colgate-Palmolive                              2,577,735
    2,973  Costco Wholesale                                 527,767
   18,317  CVS Health                                     1,510,054
   23,300  Dr. Pepper Snapple Group                       2,135,445
   84,300  General Mills                                  4,848,093
   23,400  Ingredion                                      2,897,388
    7,860  JM Smucker                                       996,019
   13,300  Kellogg                                          944,300
   33,606  Kimberly-Clark                                 4,360,379
    6,491  Medifast                                         300,663
   14,700  Monster Beverage (1)                             667,086
   55,000  Nu Skin Enterprises Class A                    3,037,650
   71,224  PepsiCo                                        8,068,255
   79,291  Philip Morris International                    8,788,615
  132,711  Procter & Gamble                              11,589,652
   16,200  Universal                                      1,189,890
   21,200  USANA Health Sciences (1)                      1,205,220
   54,941  Walgreens Boots Alliance                       4,754,594
   84,023  Wal-Mart Stores                                6,316,849
                                                        -----------
                                                         86,822,590
           ENERGY -- 5.7%
   21,800  Antero Resources (1)                             461,942
   54,300  Approach Resources (1)                           112,401
   65,000  Atwood Oceanics (1)                              508,950
   86,300  Bill Barrett (1)                                 331,392

   SHARES                                                   VALUE $
  -------                                                 ----------
   18,200  Bristow Group                                    243,334
   25,200  CARBO Ceramics (1)                               173,124
   93,963  Chevron                                       10,025,852
   34,700  ConocoPhillips                                 1,662,477
   24,300  Diamond Offshore Drilling (1)                    350,406
   52,300  Ensco Class A                                    412,647
    5,700  EOG Resources                                    527,250
  229,290  ExxonMobil                                    18,721,528
   84,600  Gulfport Energy (1)                            1,343,448
    5,600  Halliburton                                      256,928
   18,200  Hess                                             888,706
   42,700  Hornbeck Offshore Services (1)                   145,607
    9,400  International Seaways (1)                        181,702
   23,800  Kinder Morgan                                    490,994
  200,000  Marathon Oil                                   2,974,000
   37,500  Marathon Petroleum                             1,910,250
   19,600  Murphy Oil                                       513,128
    3,000  National Oilwell Varco                           104,910
   41,533  Occidental Petroleum                           2,555,941
    7,679  Phillips 66                                      610,941
   49,572  Schlumberger                                   3,598,432
   36,000  Transocean (1)                                   397,080
   54,700  Valero Energy                                  3,534,167
   75,600  Whiting Petroleum (1)                            627,480
                                                         ----------
                                                         53,665,017
           FINANCIALS -- 13.4%
    1,200  Affiliated Managers Group                        198,708
   62,500  Aflac                                          4,680,000
   77,200  Ally Financial                                 1,528,560
   20,000  American Equity Investment Life Holding          474,400
   51,627  American Express                               4,091,440
    3,000  American Financial Group                         291,930
   25,300  American International Group                   1,541,023
    1,400  American National Insurance                      163,688
   25,300  Artisan Partners Asset Management
           Class A                                          741,290
  408,150  Bank of America                                9,526,221
    7,500  BB&T                                             323,850
   70,200  Berkshire Hathaway Class B (1)                11,597,742
   47,300  Capital One Financial                          3,801,974
   11,100  Chubb                                          1,523,475
  186,742  Citigroup                                     11,040,187
    8,800  CNA Financial                                    398,288
    2,500  Credit Acceptance (1)                            508,125
   54,518  Discover Financial Services                    3,412,282
   14,300  Eaton Vance                                      613,899
    4,900  Equifax                                          663,019
    9,900  Evercore Partners Class A                        730,125


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      14

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                   VALUE $
  -------                                                -----------
    3,900  FactSet Research Systems                         636,714
    8,944  FBL Financial Group Class A                      594,776
   27,600  Federated Investors Class B                      740,232
   34,600  Fifth Third Bancorp                              845,278
   18,800  First American Financial                         816,108
   36,900  Franklin Resources                             1,590,759
   25,404  Goldman Sachs Group                            5,685,415
   22,400  Greenhill                                        566,720
    8,300  HCI Group                                        395,827
    7,800  Jack Henry & Associates                          755,976
  210,663  JPMorgan Chase                                18,327,681
   10,300  KeyCorp                                          187,872
   18,800  Lincoln National                               1,239,484
   28,200  MBIA (1)                                         236,880
   30,100  MetLife                                        1,559,481
  147,700  Morgan Stanley                                 6,405,749
    1,200  National Western Life Group Class A              367,488
   19,100  OFG Bancorp                                      223,470
   31,900  Paychex                                        1,891,032
   44,900  Principal Financial Group                      2,924,337
    4,100  Prosperity Bancshares                            275,520
    8,500  Public Storage REIT                            1,779,730
   11,900  Regions Financial                                163,625
   75,400  Synchrony Financial                            2,096,120
   31,300  T. Rowe Price Group                            2,218,857
   20,500  TD Ameritrade Holding                            784,535
   13,151  U.S. Bancorp                                     674,383
   27,203  Universal Insurance Holdings                     708,638
   25,200  Voya Financial                                   941,976
   93,500  Waddell & Reed Financial Class A               1,682,065
  210,072  Wells Fargo                                   11,310,277
                                                        -----------
                                                        126,477,231
           HEALTHCARE -- 14.0%
   16,600  Abbott Laboratories                              724,424
  118,581  AbbVie                                         7,819,231
   22,916  Aetna                                          3,095,264
    1,900  Allergan                                         463,334
   61,217  Amgen                                          9,997,961
    7,100  Anthem                                         1,263,019
    6,762  Biogen (1)                                     1,833,922
    3,381  Bioverativ (1)                                   198,837
   37,671  Bristol-Myers Squibb                           2,111,460
    5,200  Cardinal Health                                  377,468
   22,000  Celgene (1)                                    2,729,100
    1,613  Centene (1)                                      120,007
   27,500  Cerner (1)                                     1,780,625
    4,500  Chemed                                           906,210
   13,200  Edwards Lifesciences (1)                       1,447,644
   17,861  Eli Lilly                                      1,465,674


   SHARES                                                 VALUE $
  -------                                               -----------
   88,024  Express Scripts Holding (1)                    5,399,392
  104,104  Gilead Sciences                                7,136,329
    2,700  Idexx Laboratories (1)                           452,871
  159,184  Johnson & Johnson                             19,654,448
   10,302  Laboratory Corp. of America Holdings (1)       1,443,825
   26,900  McKesson                                       3,720,001
   41,700  MEDNAX (1)                                     2,517,012
   81,569  Medtronic                                      6,777,568
  192,607  Merck                                         12,005,194
   12,500  Molina Healthcare (1)                            622,375
   37,500  Myriad Genetics (1)                              689,625
  396,547  Pfizer                                        13,450,874
   21,639  Quest Diagnostics                              2,283,131
   14,900  ResMed                                         1,013,051
   10,568  Stryker                                        1,441,158
   13,300  Taro Pharmaceutical Industries (1)             1,554,105
    2,600  Thermo Fisher Scientific                         429,858
   27,900  United Therapeutics (1)                        3,507,030
   52,500  UnitedHealth Group                             9,181,200
    9,508  Waters (1)                                     1,615,314
   23,100  Zoetis Class A                                 1,296,141
                                                        -----------
                                                        132,524,682
           INDUSTRIALS -- 10.1%
   24,335  3M                                             4,765,523
   49,000  Alaska Air Group                               4,169,410
    5,200  AMETEK                                           297,440
   23,100  Applied Materials                                938,091
   38,300  Boeing                                         7,078,989
   19,700  BorgWarner                                       832,916
    6,800  Carlisle                                         689,452
    9,400  CH Robinson Worldwide                            683,380
   35,600  CSX                                            1,809,904
   36,700  Cummins                                        5,539,498
   30,900  Danaher                                        2,574,897
   53,000  Delta Air Lines                                2,408,320
   32,800  Deluxe                                         2,358,648
    2,300  Dover                                            181,424
   20,094  Dun & Bradstreet                               2,202,503
   46,400  Eaton                                          3,509,696
    5,700  EnerSys                                          473,727
   23,400  Expeditors International of Washington         1,312,506
   15,450  Fortive                                          977,367
    5,600  General Dynamics                               1,085,224
  287,689  General Electric                               8,340,104
   24,100  Greenbrier                                     1,047,145
    5,375  HEICO                                            382,001
   39,391  Honeywell International                        5,165,736


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      15

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                  VALUE $
  -------                                                ----------
   19,600  Huntington Ingalls Industries                  3,937,444
    5,100  IDEX                                             534,276
    8,800  Illinois Tool Works                            1,215,192
   10,800  JetBlue Airways (1)                              235,764
   25,100  Kla-Tencor                                     2,465,322
   35,700  Knoll                                            855,372
   14,800  Lockheed Martin                                3,987,860
    6,000  ManpowerGroup                                    605,880
    2,500  Middleby (1)                                     340,325
    6,600  Northrop Grumman                               1,623,336
   11,900  Parker Hannifin                                1,913,520
   54,000  Pitney Bowes                                     717,660
    6,400  Raytheon                                         993,344
   27,400  Robert Half International                      1,261,770
    4,200  Roper Technologies                               918,540
   24,400  Snap-on                                        4,087,732
   14,400  Toro                                             934,848
   38,300  Union Pacific                                  4,288,068
   16,300  United Continental Holdings (1)                1,144,423
   10,564  United Parcel Service Class B                  1,135,208
   15,195  United Technologies                            1,808,053
    6,300  Verisk Analytics Class A (1)                     521,703
    6,200  WW Grainger                                    1,194,740
                                                         ----------
                                                         95,544,281
           INFORMATION TECHNOLOGY -- 23.6%
   54,652  Accenture Class A                              6,629,288
   27,100  Activision Blizzard                            1,415,975
   20,500  Adobe Systems (1)                              2,741,670
   13,649  Alphabet Class A (1)                          12,618,774
   13,994  Alphabet Class C (1)                          12,678,004
   62,430  Amdocs                                         3,823,213
   16,700  Analog Devices                                 1,272,540
  270,973  Apple                                         38,925,272
    2,700  Automatic Data Processing                        282,123
   11,100  Broadcom Class A                               2,450,991
  115,900  CA                                             3,804,997
  355,585  Cisco Systems                                 12,114,781
   19,000  Cognizant Technology Solutions Class A (1)     1,144,370
   11,451  CSG Systems International                        429,527
    1,460  DXC Technology (1)                               109,996
  116,900  eBay (1)                                       3,905,629
   94,400  Facebook Class A (1)                          14,183,600
   17,000  Hewlett Packard Enterprise                       316,710
   75,200  HP                                             1,415,264
  337,774  Intel                                         12,210,530
   64,994  International Business Machines               10,417,888
   12,600  Intuit                                         1,577,646
   18,000  j2 Global                                      1,624,320


  SHARES                                                   VALUE $
  -------                                               -----------
   43,200  Mastercard Class A                             5,025,024
  418,950  Microsoft                                     28,681,317
   63,800  NetApp                                         2,542,430
    7,600  NVIDIA                                           792,680
  236,581  Oracle                                        10,636,682
   29,100  PayPal Holdings (1)                            1,388,652
  147,877  QUALCOMM                                       7,946,910
    5,200  Symantec                                         164,476
   45,400  Teradata (1)                                   1,324,772
   64,722  Texas Instruments                              5,124,688
   85,100  Visa Class A                                   7,762,822
   10,400  VMware Class A (1)                               978,848
  210,400  Western Union                                  4,178,544
                                                        -----------
                                                        222,640,953
           MATERIALS -- 1.7%
   51,500  Bemis                                          2,313,895
   10,200  Celanese Class A                                 887,808
    1,900  Chase                                            194,750
   68,200  Dow Chemical                                   4,282,960
    6,900  Eagle Materials                                  662,193
    2,200  Eastman Chemical                                 175,450
   62,200  LyondellBasell Industries Class A              5,272,072
   16,800  Rayonier Advanced Materials                      222,600
   11,400  Schweitzer-Mauduit International                 490,770
   23,100  Sonoco Products                                1,208,361
    3,400  Terra Nitrogen LP                                312,120
                                                        -----------
                                                         16,022,979
           REAL ESTATE -- 1.0%
    5,400  Alexandria Real Estate Equities REIT             607,554
      800  American Tower Class A REIT                      100,752
   26,054  Chesapeake Lodging Trust REIT                    607,319
    7,900  Getty Realty REIT                                202,240
   18,800  Hospitality Properties Trust REIT                598,404
   51,900  Kimco Realty REIT                              1,053,051
   17,700  LaSalle Hotel Properties REIT                    505,512
   13,600  LTC Properties REIT                              650,624
    9,600  National Health Investors REIT                   702,432
   18,500  Park Hotels & Resorts REIT                       474,895
   21,900  Pebblebrook Hotel Trust REIT                     651,744
   34,640  Quality Care Properties REIT (1)                 601,004
   26,900  RLJ Lodging Trust REIT                           578,081
   47,000  Summit Hotel Properties REIT                     776,910
    9,600  Welltower REIT                                   685,824
   16,400  Xenia Hotels & Resorts REIT                      286,344
                                                        -----------
                                                          9,082,690
           TELECOMMUNICATION SERVICES -- 2.5%
  374,727  AT&T                                          14,850,431
  184,230  Verizon Communications                         8,457,999
                                                        -----------
                                                         23,308,430

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      16

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                  VALUE $
 ----------                                             -------------
           UTILITIES -- 1.3%
  128,400  AES                                            1,452,204
    2,900  Ameren                                           158,601
   11,200  Consolidated Edison                              887,936
    8,400  Edison International                             671,748
   50,271  Emerson Electric                               3,030,336
    1,900  Entergy                                          144,894
   27,500  Exelon                                           952,325
   15,800  NextEra Energy                                 2,110,248
   12,900  PG&E                                             864,945
   12,900  Public Service Enterprise Group                  568,245
    6,500  Sempra Energy                                    734,630
    9,800  Spark Energy Class A                             351,820
   11,749  UGI                                              589,330
   30,800  Vivint Solar (1)                                  92,400
                                                      -------------
                                                         12,609,662
                                                      -------------
           Total United States                          904,649,172
                                                      -------------
           TOTAL COMMON STOCK
            (Cost $668,370,164)                         931,809,626
                                                      -------------
           TOTAL INVESTMENTS -- 98.6%
            (Cost $668,370,164)                         931,809,626
                                                      -------------
           OTHER ASSETS LESS
            LIABILITIES -- 1.4%                          13,095,665
                                                      -------------
           NET ASSETS -- 100%                          $944,905,291
                                                      =============

(1)  Denotes non-income producing security.

The open futures contracts held by the Fund at April 30, 2017, are as follows:

                                 NUMBER OF                                 UNREALIZED
                                 CONTRACTS                                APPRECIATION
 TYPE OF CONTRACT               LONG (SHORT)       EXPIRATION DATE       (DEPRECIATION)
----------------------------------------------------------------------------------------
 S&P 500 Index E-MINI                21               Jun-2017             $  18,169
                                                                           =========

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2017, is as follows:

                                                                                    UNREALIZED
                                                CURRENCY TO      CURRENCY TO       APPRECIATION
 COUNTERPARTY               SETTLEMENT DATE       DELIVER          RECEIVE        (DEPRECIATION)
------------------------------------------------------------------------------------------------
 Royal Bank of Canada          05/24/17      CAD  14,879,235    USD  11,077,098     $ 173,253
                                                                                    =========

CAD -- Canadian Dollar
LP -- Limited Partnership
REIT -- Real Estate Investment Trust
S&P -- Standard & Poor's
USD -- United States Dollar


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      17

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)               LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
                                         -------------     ---------    -----------     -------------
  Common Stock (2)                       $ 931,809,626     $      --    $        --     $ 931,809,626
                                         -------------     ---------    -----------     -------------
Total Investments in Securities          $ 931,809,626     $      --    $        --     $ 931,809,626
                                         =============     =========    ===========     =============

OTHER FINANCIAL INSTRUMENTS                 LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
                                         -------------     ---------    -----------     -------------
  Futures -- Unrealized Appreciation     $      18,169     $      --    $        --     $      18,169
  Forwards -- Unrealized Appreciation               --       173,253             --           173,253
                                         -------------     ---------    -----------     -------------
Total Other Financial Instruments        $      18,169     $ 173,253    $        --     $     191,422
                                         =============     =========    ===========     =============

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.
























--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      18

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                 VALUE $
 ----------                                            -------------
           COMMON STOCK -- 97.4%
           BRAZIL -- 3.3%
    4,900  Energisa SA - Units                               34,888
    4,300  Odontoprev                                        15,458
    8,700  QGEP Participacoes                                17,433
                                                      -------------
                                                             67,779
           CHINA -- 14.9%
    8,600  Anhui Gujing Distillery Class B                   33,667
   12,000  Best Pacific International Holdings               10,537
      181  China Biologic Products (1)                       21,358
  120,000  China Dongxiang Group                             22,833
      589  China Lodging Group ADR (1)                       41,808
   15,000  China Shineway Pharmaceutical Group               18,147
   11,000  Haitian International Holdings                    26,954
    1,641  Hollysys Automation Technologies                  26,322
   39,000  Li Ning (1)                                       25,671
   19,000  Nexteer Automotive Group                          29,605
    5,800  Suofeiya Home Collection Class A                  29,221
   92,000  Tenwow International Holdings                     19,279
                                                      -------------
                                                            305,402
           EGYPT -- 0.6%
    6,448  Credit Agricole Egypt                             12,485
                                                      -------------
           GEORGIA -- 2.0%
    3,470  Georgia Healthcare Group (1) (2)                  15,955
    1,227  TBC Bank Group (1)                                25,825
                                                      -------------
                                                             41,780
           GREECE -- 1.8%
    1,304  JUMBO                                             20,583
      953  Motor Oil Hellas Corinth Refineries               16,163
                                                      -------------
                                                             36,746
           HONG KONG -- 1.9%
    2,600  ASM Pacific Technology                            38,707
                                                      -------------
           INDIA -- 10.0%
    1,477  Apollo Hospitals Enterprise                       28,315
    7,954  Arvind                                            49,372
    1,873  Container of India                                35,458
       40  Eicher Motors                                     16,209
    6,317  Gateway Distriparks                               26,169
      466  Pfizer                                            12,587
    2,190  Supreme Industries                                37,049
                                                      -------------
                                                            205,159


   SHARES                                                 VALUE $
 ----------                                            -------------
           INDONESIA -- 3.7%
   98,300  Aneka Gas Industri (1)                             7,781
   21,200  Matahari Department Store                         23,222
    9,800  United Tractors                                   19,778
  104,025  XL Axiata (1)                                     25,051
                                                      -------------
                                                             75,832
           MALAYSIA -- 2.2%
    9,700  Bursa Malaysia                                    22,926
   44,200  Karex                                             21,382
                                                      -------------
                                                             44,308
           MEXICO -- 3.5%
    7,936  Alsea                                             28,224
    2,748  Grupo Aeroportuario del Pacifico Class B          28,317
    3,105  Grupo Cementos de Chihuahua                       14,760
                                                      -------------
                                                             71,301
           PAKISTAN -- 1.4%
   11,300  Habib Bank                                        29,728
                                                      -------------
           PHILIPPINES (3) -- 2.7%
  121,000  D&L Industries                                    31,083
   13,280  International Container Terminal Services         23,677
                                                      -------------
                                                             54,760
           POLAND -- 1.3%
      248  CCC                                               14,346
    1,297  Dino Polska (1) (2)                               12,959
                                                      -------------
                                                             27,305
           RUSSIA -- 5.3%
    3,701  Globaltrans Investment GDR                        28,017
    2,162  MegaFon OAO GDR                                   23,112
    1,634  Polymetal International                           21,481
    3,222  TCS Group Holding GDR                             35,441
                                                      -------------
                                                            108,051
           SINGAPORE -- 1.0%
   14,600  First Resources                                   19,593
                                                      -------------
           SOUTH AFRICA -- 1.4%
    2,452  Foschini Group                                    29,287
                                                      -------------
           SOUTH KOREA -- 13.9%
      379  Cell Biotech                                      12,307
    1,175  Hyundai Livart Furniture                          29,378
      329  KEPCO Plant Service & Engineering                 16,596
      682  Koh Young Technology                              32,185
      510  Korea Kolmar                                      35,990
      184  Mando                                             37,191


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      19

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   SHARES                                                 VALUE $
 ----------                                            -------------
      107  Medy-Tox                                          47,035
      828  Nexen Tire                                         9,933
      477  S-1                                               40,913
    1,026  WONIK IPS (1)                                     23,353
                                                      -------------
                                                            284,881
           SPAIN -- 1.1%
    8,957  Prosegur Cash (1) (2)                             22,831
                                                      -------------
           SRI LANKA -- 1.3%
   25,919  John Keells Holdings                              27,381
                                                      -------------
           TAIWAN -- 17.0%
   31,000  Aerospace Industrial Development                  37,554
   13,000  Chroma ATE                                        40,675
   24,000  CTCI                                              42,002
    2,000  Eclat Textile                                     21,908
    2,100  Gourmet Master                                    21,090
    1,000  King Slide Works                                  15,396
    6,000  Merida Industry                                   32,216
    3,000  Nien Made Enterprises                             30,377
    2,466  PChome Online                                     21,087
    5,852  Posiflex Technology                               31,907
   20,400  ScinoPharm Taiwan                                 28,026
   10,000  Toung Loong Textile Manufacturing                 26,118
                                                      -------------
                                                            348,356
           THAILAND -- 2.3%
    9,400  Bumrungrad Hospital                               47,693
                                                      -------------
           TURKEY -- 2.3%
    1,019  Logo Yazilim Sanayi Ve Ticaret (1)                16,668
    3,238  Migros Ticaret (1)                                22,171
    1,017  Tofas Turk Otomobil Fabrikasi                      8,469
                                                      -------------
                                                             47,308
           UNITED ARAB EMIRATES -- 2.5%
   35,398  Aramex PJSC                                       50,885
                                                      -------------
           TOTAL COMMON STOCK
           (Cost $1,558,621)                              1,997,558
                                                      -------------


   SHARES                                                 VALUE $
 ----------                                            -------------
          PREFERRED STOCK -- 3.5%
          BRAZIL -- 2.6%
   8,200  Alpargatas                                         34,463
   1,300  Cia Energetica do Ceara Class A                    18,738
                                                      -------------
                                                             53,201
          COLOMBIA -- 0.9%
  48,401  Grupo Aval Acciones y Valores                      19,166
                                                      -------------
          TOTAL PREFERRED STOCK
          (Cost $56,581)                                     72,367
                                                      -------------
         TOTAL INVESTMENTS -- 100.9%
          (Cost $1,615,202)                               2,069,925
                                                      -------------
         OTHER LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (0.9)%                            (18,375)
                                                      -------------
         NET ASSETS -- 100%                              $2,051,550
                                                      =============


(1)  Denotes non-income producing security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2017, the value of these securities amounted to $51,745, representing 2.5% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PJSC -- Private Joint Stock Company




--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      20

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)          LEVEL 1         LEVEL 2        LEVEL 3        TOTAL
                                    ------------      ---------      --------      ----------
  Common Stock
      Brazil                        $    67,779       $     --       $    --        $   67,779
      China                             305,402             --            --           305,402
      Egypt                              12,485             --            --            12,485
      Georgia                            41,780             --            --            41,780
      Greece                             36,746             --            --            36,746
      Hong Kong                          38,707             --            --            38,707
      India                             205,159             --            --           205,159
      Indonesia                          75,832             --            --            75,832
      Malaysia                           44,308             --            --            44,308
      Mexico                             71,301             --            --            71,301
      Pakistan                           29,728             --            --            29,728
      Philippines                            --         54,760            --            54,760
      Poland                             27,305             --            --            27,305
      Russia                            108,051             --            --           108,051
      Singapore                          19,593             --            --            19,593
      South Africa                       29,287             --            --            29,287
      South Korea                       284,881             --            --           284,881
      Spain                              22,831             --            --            22,831
      Sri Lanka                          27,381             --            --            27,381
      Taiwan                            348,356             --            --           348,356
      Thailand                           47,693             --            --            47,693
      Turkey                             47,308             --            --            47,308
      United Arab Emirates               50,885             --            --            50,885
                                     ----------        --------       -------      -----------
    Total Common Stock                1,942,798          54,760            --        1,997,558
                                     ----------        --------       -------      -----------
  Preferred Stock
      Brazil                             53,201              --            --           53,201
      Colombia                           19,166              --            --           19,166
                                     ----------        --------       -------      -----------
    Total Preferred Stock                72,367              --            --           72,367
                                     ----------        --------       -------      -----------
Total Investments in Securities      $2,015,165        $ 54,760       $    --      $ 2,069,925
                                     ==========        ========       =======      ===========

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period. As of April 30, 2017, the Fund had securities with a total value of $54,760 transfer from Level 1 to Level 2. The change in level occurred due to a scheduled market holiday.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      21

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT ($)                                                VALUE $
-----------                                               ---------
           CORPORATE OBLIGATIONS -- 74.5%
           CONSUMER DISCRETIONARY -- 4.9%
           Ford Motor Credit LLC (1)
  300,000  2.095%, 01/09/18                                 301,120
           McDonald's MTN
   84,000   2.100%, 12/07/18                                 84,509
           Newell Brands
   14,000   2.600%, 03/29/19                                 14,172
           Toyota Motor Credit MTN (1)
  300,000   1.476%, 01/12/18                                300,626
           Walgreens Boots Alliance
   44,000   1.750%, 05/30/18                                 44,166
                                                       ------------
                                                            744,593
                                                       ------------
           CONSUMER STAPLES -- 14.8%
           Anheuser-Busch InBev Finance
  145,000   1.900%, 02/01/19                                145,303
           CVS Health
  150,000   1.900%, 07/20/18                                150,357
           Danone (2)
  314,000   1.691%, 10/30/19                                310,188
           Kraft Heinz Foods
  245,000   2.800%, 07/02/20                                248,833
  200,000   2.000%, 07/02/18                                200,505
           Kroger
  127,000   2.000%, 01/15/19                                127,135
           Molson Coors Brewing
  104,000   2.100%, 07/15/21                                102,077
   80,000   1.900%, 03/15/19 (2)                             79,951
           Mondelez International Holdings
            Netherlands BV (2)
  200,000   1.625%, 10/28/19                                197,068
           Philip Morris International
  180,000   1.625%, 02/21/19                                179,407
           Reynolds American
  375,000   2.300%, 06/12/18                                377,043
           Tyson Foods
  150,000   2.650%, 08/15/19                                151,510
                                                       ------------
                                                          2,269,377
                                                       ------------
           ENERGY -- 7.2%
           Energy Transfer Partners
   58,000   2.500%, 06/15/18                                 58,261
           Enterprise Products Operating LLC
   78,000   6.500%, 01/31/19                                 83,958
           EOG Resources
  105,000   5.625%, 06/01/19                                112,583
           Kinder Morgan
  150,000   3.050%, 12/01/19                                153,004


 PRINCIPAL
 AMOUNT ($)                                                VALUE $
-----------                                               ---------
           Phillips 66
 225,000    2.950%, 05/01/17                                225,000
  50,000    1.884%, 04/15/20 (1) (2)                         50,075
           Shell International Finance BV (1)
 154,000    1.470%, 09/12/19                                154,638
           TransCanada PipeLines
 265,000    1.625%, 11/09/17                                264,954
                                                       ------------
                                                          1,102,473
                                                       ------------
           FINANCIALS -- 26.4%
           American Express Credit
  31,000    2.125%, 03/18/19                                31,171
           American Express Credit MTN
  40,000    2.200%, 03/03/20                                40,212
 150,000    1.800%, 07/31/18                               150,171
           American International Group
  91,000    3.300%, 03/01/21                                93,254
           Barclays
 300,000    2.000%, 03/16/18                               300,147
           Branch Banking & Trust
 250,000    2.100%, 01/15/20                               251,125
           Capital One
 250,000    2.400%, 09/05/19                               251,039
           Cooperatieve Rabobank UA
 250,000    1.700%, 03/19/18                               250,347
           Discover Bank
 250,000    2.600%, 11/13/18                               252,139
           Goldman Sachs Group
 188,000    2.750%, 09/15/20                               189,921
  24,000    2.000%, 04/25/19                                23,996
           HSBC Bank (1) (2)
 250,000    1.679%, 05/15/18                               250,977
           HSBC USA
 125,000    2.000%, 08/07/18                               125,247
           JPMorgan Chase MTN
 230,000    1.700%, 03/01/18                               230,206
           Metropolitan Life Global Funding I MTN (2)
 222,000    1.750%, 12/19/18                               221,797
           Morgan Stanley (1)
 380,000    1.842%, 02/14/20                               381,035
           Prudential Financial MTN
  75,000    2.350%, 08/15/19                                75,645
           Standard Chartered (2)
 379,000    2.400%, 09/08/19                               378,822
           SunTrust Bank
 153,000    2.250%, 01/31/20                               153,792


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      22

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT ($)                                                VALUE $
-----------                                               ---------
           Wells Fargo MTN (1)
  140,000    1.783%, 04/23/18                               140,608
           Wells Fargo Bank MTN
  261,000   1.800%, 11/28/18                                261,175
                                                       ------------
                                                          4,052,826
                                                       ------------
           HEALTHCARE -- 5.6%
           Abbott Laboratories
   75,000    2.350%, 11/22/19                                75,406
           AbbVie
  300,000    1.800%, 05/14/18                               300,422
           Actavis Funding SCS
  150,000    3.000%, 03/12/20                               152,942
           Aetna
   96,000    1.700%, 06/07/18                                96,022
           Medtronic
  150,000    1.500%, 03/15/18                               149,928
           UnitedHealth Group
   75,000    1.900%, 07/16/18                                75,329
                                                       ------------
                                                            850,049
                                                       ------------
           INDUSTRIALS -- 4.3%
           General Electric Capital MTN
  340,000    4.375%, 09/16/20                               365,800
           Rockwell Collins
   42,000    1.950%, 07/15/19                                42,053
           Siemens Financieringsmaatschappij (2)
  250,000    2.200%, 03/15/20                               251,557
                                                       ------------
                                                            659,410
                                                       ------------
           INFORMATION TECHNOLOGY -- 5.2%
           Apple
  153,000    1.900%, 02/07/20                               153,822
           Cisco Systems (1)
  152,000    1.492%, 09/20/19                               152,819
           Dell International LLC (2)
  118,000    3.480%, 06/01/19                               120,690
           Microsoft
  372,000    2.000%, 11/03/20                               373,771
                                                       ------------
                                                            801,102
                                                       ------------
           MATERIALS -- 0.0%
           Rio Tinto Finance USA
    6,000    2.875%, 08/21/22                                 6,057
                                                       ------------


 PRINCIPAL
 AMOUNT ($)                                                VALUE $
-----------                                               ---------
           TELECOMMUNICATION SERVICES -- 4.2%
           AT&T
  255,000    2.450%, 06/30/20                               255,377
           Verizon Communications (2)
  379,000    2.946%, 03/15/22                               380,992
                                                       ------------
                                                            636,369
                                                       ------------
           UTILITIES -- 1.9%
           Dominion Resources
   20,000    1.600%, 08/15/19                                19,786
           NextEra Energy Capital Holdings
   70,000    1.649%, 09/01/18                                69,794
           Southern
  209,000    1.550%, 07/01/18                               208,324
                                                       ------------
                                                            297,904
                                                       ------------
           TOTAL CORPORATE OBLIGATIONS
            (Cost $11,370,509)                           11,420,160
                                                       ------------
           U.S. TREASURY OBLIGATIONS -- 14.8%
           United States Treasury Bill (3)
  370,000    0.772%, 07/20/17                               369,364
           United States Treasury Note
 1,900,000   1.125%, 02/28/19                             1,896,067
                                                       ------------
           TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $2,260,831)                             2,265,431
                                                       ------------
           ASSET-BACKED SECURITIES -- 4.3%
           CLI Funding V LLC, Series 2013-2A (2)
  188,803    3.220%, 06/18/28                               182,676
           Harley-Davidson Motorcycle Trust,
            Series 2014-1, Class A3
  186,448    1.100%, 09/15/19                               186,316
           SoFi Professional Loan Program LLC,
            Series 2015-C, Class A1 (1) (2)
  288,464    2.041%, 08/27/35                               290,074
                                                       ------------
           TOTAL ASSET-BACKED SECURITIES
            (Cost $663,441)                                 659,066
                                                       ------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      23

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT ($)                                                VALUE $
-----------                                               ---------
           MUNICIPAL BONDS -- 3.6%
           FLORIDA -- 0.9%
           State Board of Administration Finance RB,
            Series A
  145,000   2.163%, 07/01/19                                146,209
                                                       ------------
           ILLINOIS -- 0.8%
           State GO
   40,000   5.877%, 03/01/19                                 41,774
   35,000   5.000%, 02/01/18                                 35,760
   40,000   5.000%, 11/01/18                                 41,559
                                                       ------------
                                                            119,093
                                                       ------------
           MASSACHUSETTS -- 1.6%
           State Water Resources Authority RB,
            Series Sub A-1 (1)
  250,000   0.930%, 08/01/37                                250,000
                                                       ------------
           NEW JERSEY -- 0.3%
           State Transportation Trust Fund
            Authority RB
   40,000   5.000%, 06/15/19                                 42,229
                                                       ------------
           TOTAL MUNICIPAL BONDS
            (Cost $556,342)                                 557,531
                                                       ------------
           TOTAL INVESTMENTS -- 97.2%
            (Cost $14,851,123)                           14,902,188
                                                       ------------
           OTHER ASSETS LESS
            LIABILITIES -- 2.8%                             433,218
                                                       ------------
           NET ASSETS -- 100%                           $15,335,406
                                                        ===========

The open futures contracts held by the Fund at April 30, 2017, are as follows:

                              NUMBER OF                         UNREALIZED
                              CONTRACTS                        APPRECIATION
TYPE OF CONTRACT             LONG (SHORT)   EXPIRATION DATE   (DEPRECIATION)
----------------------------------------------------------------------------
U.S. 2-Year Treasury Note        18           Jun-2017           $ 12,814
U.S. 5-Year Treasury Note        (8)          Jun-2017            (14,951)
                                                                 --------
                                                                 $ (2,137)
                                                                 ========

(1)  Variable Rate Security -- Rate disclosed is as of April 30, 2017.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2017, the value of these securities amounted to $2,714,867, representing 17.7% of the net assets of the Fund.

(3) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

GO -- General Obligation
LLC -- Limited Liability Company
MTN -- Medium Term Note
RB -- Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      24

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at value:


INVESTMENTS IN SECURITIES (1)                LEVEL 1       LEVEL 2         LEVEL 3        TOTAL
                                           ---------    ------------      --------    ------------
  Corporate Obligations                    $     --     $ 11,420,160      $    --     $ 11,420,160
  U.S. Treasury Obligations                      --        2,265,431           --        2,265,431
  Asset-Backed Securities                        --          659,066           --          659,066
  Municipal Bonds                                --          557,531           --          557,531
                                           --------     ------------      -------     ------------
Total Investments in Securities            $     --     $ 14,902,188      $    --     $ 14,902,188
                                           ========     ============      =======     ============

OTHER FINANCIAL INSTRUMENTS                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
                                           --------     ------------      -------     ------------
  Futures -- Unrealized Appreciation       $ 12,814     $         --      $    --     $     12,814
  Futures -- Unrealized Depreciation        (14,951)              --           --          (14,951)
                                           --------     ------------      -------     ------------
Total Other Financial Instruments          $ (2,137)    $         --      $    --     $     (2,137)
                                           ========     ============      =======     ============

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.



















--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      25

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT +                                                    VALUE $
-----------                                                ---------
           CORPORATE OBLIGATIONS -- 48.7%
           CONSUMER DISCRETIONARY -- 4.5%
           Charter Communications Operating LLC (1)
  195,000   5.375%, 05/01/47                                199,515
           Ford Motor Credit LLC
  260,000   5.000%, 05/15/18                                268,043
  460,000   2.095%, 01/09/18 (2)                            461,718
           General Motors Financial
  700,000   3.700%, 11/24/20                                721,445
           George Washington University
  205,000   3.485%, 09/15/22                                212,134
           L Brands
  205,000   6.875%, 11/01/35                                202,130
           Newell Brands
  190,000   3.850%, 04/01/23                                198,398
           Scientific Games International
  125,000   7.000%, 01/01/22                                133,827
           VTR Finance BV (1)
  200,000   6.875%, 01/15/24                                212,500
           Walgreens Boots Alliance
  260,000   1.750%, 05/30/18                                260,979
                                                       ------------
                                                          2,870,689
                                                       ------------
           CONSUMER STAPLES -- 3.5%
           Anheuser-Busch InBev Finance
   35,000   2.650%, 02/01/21                                237,885
           Kraft Heinz Foods
  425,000   4.375%, 06/01/46                                404,361
  400,000   3.500%, 07/15/22                                412,656
           Marfrig Holdings Europe BV (1)
  215,000   6.875%, 06/24/19                                223,267
           Molson Coors Brewing (1)
  326,000   2.250%, 03/15/20                                326,485
           Mondelez International Holdings
            Netherlands BV (1) (2)
  485,000   1.782%, 10/28/19                                486,851
           Smithfield Foods (1)
  150,000   2.700%, 01/31/20                                150,332
                                                       ------------
                                                          2,241,837
                                                       ------------
           ENERGY -- 7.7%
           Cenovus Energy (1)
  570,000   4.250%, 04/15/27                                565,384
           Continental Resources
  302,000   5.000%, 09/15/22                                304,642


PRINCIPAL
AMOUNT +                                                    VALUE $
---------                                                  ---------
           Crestwood Midstream Partners
  275,000   6.250%, 04/01/23                                287,031
           Enbridge (2)
  240,000   6.000%, 01/15/77                                244,800
           Energy Transfer Partners
  615,000   4.150%, 10/01/20                                639,963
           Ensco
  373,000   5.750%, 10/01/44                                271,693
           Noble Energy
  550,000   4.150%, 12/15/21                                581,260
           Petroleos Mexicanos
  129,000   5.625%, 01/23/46                                114,842
  400,000   3.500%, 01/30/23                                381,840
           Phillips 66 (1) (2)
  185,000   1.786%, 04/15/19                                185,223
           Plains All American Pipeline
  100,000   4.500%, 12/15/26                                103,801
           Shell International Finance BV (2)
  490,000   1.470%, 09/12/19                                492,030
           Targa Resources Partners
  200,000   6.750%, 03/15/24                                218,000
           Valero Energy
  230,000   3.400%, 09/15/26                                222,753
           Williams Partners
  340,000   4.300%, 03/04/24                                353,169
                                                       ------------
                                                          4,966,431
                                                       ------------
           FINANCIALS -- 21.1%
           Aflac
  240,000   2.400%, 03/16/20                                243,377
           American Express
   34,000   8.125%, 05/20/19                                 38,147
           American International Group
  350,000   3.300%, 03/01/21                                358,668
           Bank of America MTN
   85,000   7.625%, 06/01/19                                 94,461
  275,000   5.625%, 07/01/20                                302,031
  300,000   4.000%, 01/22/25                                302,699
           Bank of New York Mellon (2)
  415,000   4.625%, 12/29/49                                408,775
           Barclays Bank (1)
  600,000   10.179%, 06/12/21                               755,726
           BBVA Banco Continental (1)
  240,000   3.250%, 04/08/18                                243,120
           Citigroup
  295,000   3.200%, 10/21/26                                285,092
  675,000   2.750%, 04/25/22                                673,011


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      26

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

PRINCIPAL
AMOUNT +                                                    VALUE $
---------                                                  --------
            Cooperatieve Centrale Raiffeisen-
            Boerenleenbank BA
   495,000   3.950%, 11/09/22                               513,700
            Credit Suisse Group Funding Guernsey
   365,000   3.450%, 04/16/21                               372,466
            Credit Suisse NY
   275,000   1.700%, 04/27/18                               274,923
            Fidelity & Guaranty Life Holdings (1)
   410,000   6.375%, 04/01/21                               420,250
            FMS Wertmanagement AoeR
   825,000   1.625%, 11/20/18                               827,411
            Goldman Sachs Group
    65,000   2.875%, 02/25/21                                65,757
   165,000   2.822%, 02/25/21 (2)                           170,950
            Goldman Sachs Group MTN
   131,000   2.654%, 11/29/23                               135,461
            HSBC Bank USA
   350,000   4.875%, 08/24/20                               375,144
            HSBC Holdings (2)
   315,000   2.650%, 01/05/22                               323,931
            JPMorgan Chase
   475,000   6.000%, 10/01/17                               483,743
   195,000   2.700%, 05/18/23                               192,155
            M&T Bank (2)
   475,000   5.125%, 12/29/49                               480,344
            Manufacturers & Traders Trust
   355,000   6.625%, 12/04/17                               364,923
            MetLife
   169,000   7.717%, 02/15/19                               186,201
            Moody's
   136,000   5.500%, 09/01/20                               149,341
            Morgan Stanley MTN
   300,000   3.750%, 02/25/23                               311,127
            Norddeutsche Landesbank Girozentrale (1)
   400,000   2.000%, 02/05/19                               400,959
            Prudential Financial MTN
    37,000   7.375%, 06/15/19                                41,130
    10,000   6.000%, 12/01/17                                10,252
            Regions Bank
   420,000   2.250%, 09/14/18                               421,507
            Royal Bank of Scotland Group
   560,000   3.875%, 09/12/23                               560,897
            Sparebank 1 Boligkreditt (1)
 1,000,000   1.750%, 11/15/19                               993,550



PRINCIPAL
AMOUNT +                                                   VALUE $
---------                                                ----------
            Standard Chartered (1)
    20,000   3.950%, 01/11/23                                20,146
            Standard Chartered MTN (1)
   575,000   1.700%, 04/17/18                               573,856
            Unum Group
   145,000   3.000%, 05/15/21                               147,084
            US Bancorp (2)
   295,000   5.300%, 12/29/49                               304,956
            Wells Fargo
   215,000   3.069%, 01/24/23                               217,463
            Wells Fargo MTN
   150,000   4.750%, 12/07/46                               154,641
            Wells Fargo Capital X
   405,000   5.950%, 12/15/36                               437,400
                                                       ------------
                                                         13,636,775
                                                       ------------
            HEALTHCARE -- 2.8%
            Abbott Laboratories
   190,000   4.900%, 11/30/46                               198,783
            Boston Scientific
   320,000   2.650%, 10/01/18                               323,071
            EMD Finance LLC (1)
   500,000   2.400%, 03/19/20                               501,363
            Shire Acquisitions Investments Ireland DAC
   795,000   2.400%, 09/23/21                               785,231
                                                       ------------
                                                          1,808,448
                                                       ------------
            INDUSTRIALS -- 2.7%
            Barrick North America Finance LLC
    19,000   4.400%, 05/30/21                                20,542
            Empresa de Transporte de Pasajeros
            Metro (1)
   200,000   5.000%, 01/25/47                               213,522
            Fly Leasing
   430,000   6.375%, 10/15/21                               447,200
            General Electric Capital MTN
    79,000   6.875%, 01/10/39                               112,705
            Lockheed Martin
   350,000   2.500%, 11/23/20                               354,080
            Meritor
   330,000   6.250%, 02/15/24                               342,375
            Rockwell Collins
   270,000   3.200%, 03/15/24                               273,072
                                                       ------------
                                                          1,763,496
                                                       ------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      27

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

PRINCIPAL
AMOUNT +                                                   VALUE $
---------                                                ----------
            INFORMATION TECHNOLOGY -- 1.1%
            Apple
    95,000   4.250%, 02/09/47                                97,990
            Dell International LLC (1)
   215,000   5.450%, 06/15/23                               232,021
            Microsoft
   340,000   4.100%, 02/06/37                               353,708
                                                       ------------
                                                            683,719
                                                       ------------
            MATERIALS -- 0.4%
            BHP Billiton Finance USA (1) (2)
   260,000   6.250%, 10/19/75                               282,100
                                                       ------------
            REAL ESTATE -- 0.9%
            American Tower REIT
   600,000   2.800%, 06/01/20                               607,401
                                                       ------------
            TELECOMMUNICATION SERVICES -- 1.8%
            AT&T
   300,000   5.250%, 03/01/37                               307,680
   390,000   3.400%, 05/15/25                               379,792
            Verizon Communications
   290,000   5.250%, 03/16/37                               300,448
   155,000   2.946%, 03/15/22 (1)                           155,815
                                                       ------------
                                                          1,143,735
                                                       ------------
            UTILITIES -- 2.2%
            Berkshire Hathaway Energy
   185,000   5.750%, 04/01/18                               192,026
            Dominion Resources
   155,000   1.600%, 08/15/19                               153,344
            Dynegy
   130,000   7.625%, 11/01/24                               118,950
    70,000   7.375%, 11/01/22                                67,025
            Exelon
    93,000   2.450%, 04/15/21                                92,463
            Fermaca Enterprises S de RL (1)
   301,445   6.375%, 03/30/38                               312,372
            Mexico Generadora de Energia (1)
   186,904   5.500%, 12/06/32                               189,941
            Suburban Propane Partners
   300,000   5.750%, 03/01/25                               297,750
                                                       ------------
                                                          1,423,871
                                                       ------------
            TOTAL CORPORATE OBLIGATIONS
             (Cost $31,008,178)                          31,428,502
                                                       ------------

PRINCIPAL
 AMOUNT +                                                   VALUE $
---------                                                 ----------
            U.S. TREASURY OBLIGATIONS (3) -- 16.3%
            United States Treasury Inflation
             Indexed Bonds
   931,767   1.000%, 02/15/46                               954,458
   349,968   0.750%, 02/15/45                               336,245
 1,290,676   0.125%, 07/15/26                             1,268,130
            United States Treasury Notes
   340,000   2.875%, 11/15/46                               334,183
   820,600   2.500%, 02/15/46                               745,816
   935,000   2.500%, 05/15/46                               849,170
   977,400   2.250%, 11/15/25                               977,820
   790,000   2.250%, 08/15/46                               678,166
   275,000   2.000%, 10/31/21                               277,653
   455,000   2.000%, 12/31/21                               459,123
 1,190,000   2.000%, 11/15/26                             1,161,087
   460,000   1.875%, 02/28/22                               461,527
   335,000   1.875%, 03/31/22                               335,851
   315,000   1.750%, 11/30/21                               314,655
 1,125,000   1.625%, 05/15/26                             1,065,938
   320,000   0.750%, 08/31/18                               318,100
                                                       ------------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $10,742,248)                          10,537,922
                                                       ------------
            ASSET-BACKED SECURITIES -- 10.7%
            AmeriCredit Automobile Receivables Trust,
             Series 2013-1, Class C
     4,421   1.570%, 01/08/19                                 4,422
            AmeriCredit Automobile Receivables Trust,
             Series 2013-5, Class C
   680,000   2.290%, 11/08/19                               682,453
            Barclays Dryrock Issuance Trust,
             Series 2014-3, Class A
   151,000   2.410%, 07/15/22                               152,968
            Carlyle Global Market Strategies,
             Series 2017-1A, Class A1A (1) (2)
   605,000   2.461%, 04/20/31                               607,191
            CPS Auto Receivables Trust, Series
             2014-C, Class A (1)
    47,470   1.310%, 02/15/19                                47,452
            Credit-Based Asset Servicing and
             Securitization LLC, Series 2003-CB4,
             Class AF1
    19,158   5.000%, 03/25/31                                18,726
             Cronos Containers Program, Series
              2013-1A, Class A (1)
   150,000  3.080%, 04/18/28                                146,583


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      28

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

PRINCIPAL
 AMOUNT +                                                   VALUE $
---------                                                  ---------
           Flagship Credit Auto Trust, Series 2014-1,
            Class B (1)
  137,399   2.550%, 02/18/20                                 137,466
           Flagship Credit Auto Trust, Series 2015-2,
            Class A (1)
  464,172   1.980%, 10/15/20                                 464,875
           Octagon Investment Partners 24,
            Series 2015-1A, Class A1 (1) (2)
  600,000   2.502%, 05/21/27                                 600,073
           Octagon Investment Partners 30,
            Series 2017-1A, Class A1 (1) (2)
  250,000   2.355%, 03/17/30                                 251,892
           OneMain Financial Issuance Trust,
            Series 2014-1A, Class A (1)
  172,005   2.430%, 06/18/24                                 172,037
           OneMain Financial Issuance Trust,
            Series 2014-2A, Class A (1)
  160,547   2.470%, 09/18/24                                 160,784
           Santander Drive Auto Receivables Trust,
            Series 2013-3, Class C
   61,016   1.810%, 04/15/19                                  61,056
           Santander Drive Auto Receivables Trust,
            Series 2013-5, Class C
  380,073   2.250%, 06/17/19                                 381,008
           Santander Drive Auto Receivables Trust,
            Series 2014-1, Class C
  481,271   2.360%, 04/15/20                                 482,749
           Santander Drive Auto Receivables Trust,
            Series 2014-2, Class C
  422,067   2.330%, 11/15/19                                 423,734
           SpringCastle America Funding LLC,
            Series 2016-AA, Class A (1)
  303,381   3.050%, 04/25/29                                 305,575
           Springleaf Funding Trust, Series 2015-AA,
            Class A (1)
  850,000   3.160%, 11/15/24                                 859,387
           Synchrony Credit Card Master Note Trust,
            Series 2012-2, Class A
  200,000   2.220%, 01/15/22                                 201,823
           Trinity Rail Leasing LLC, Series 2013-1A,
            Class A (1)
  177,025   3.898%, 07/15/43                                 172,169
           Voya CLO, Series 2017-2A, Class A1R (1) (2)
  595,000   2.408%, 04/17/30                                 595,000
                                                        ------------
           TOTAL ASSET-BACKED SECURITIES
            (Cost $6,924,316)                              6,929,423
                                                        ------------


PRINCIPAL
AMOUNT +                                                  VALUE $
---------                                                 ---------
           U.S. GOVERNMENT MORTGAGE-
            BACKED OBLIGATIONS -- 9.9%
           FEDERAL HOME LOAN MORTGAGE
            CORPORATION -- 4.7%
           FHLMC
2,092,587   4.000%, 03/01/47                              2,204,632
  547,870   3.500%, 05/01/46                                563,844
           FHLMC Gold
   81,915   4.500%, 10/01/24                                 84,106
  165,572   3.000%, 01/01/43                                166,336
           FHLMC IO REMIC
        2   1076.722%, 01/15/22 (2)                              20
                                                       ------------
                                                          3,018,938
                                                       ------------
           FEDERAL NATIONAL MORTGAGE
            CORPORATION -- 4.6%
           FNMA
   50,290   5.000%, 10/01/29                                 55,062
2,092,396   4.000%, 03/01/47                              2,205,223
  166,445   3.204%, 06/01/42 (2)                            172,688
  102,497   3.000%, 05/01/43                                102,957
  335,936   3.000%, 06/01/43                                337,442
  124,190   3.000%, 07/01/43                                124,727
                                                       ------------
                                                          2,998,099
                                                       ------------
          GOVERNMENT NATIONAL MORTGAGE
           CORPORATION -- 0.6%
          GNMA
  235,427   2.603%, 04/16/54 (2)                            243,366
          GNMA IO
2,286,216  0.850%, 12/16/51 (2)                             122,575
1,113,654  0.606%, 10/16/44 (2)                              25,564
                                                       ------------
                                                            391,505
                                                       ------------
          TOTAL U.S. GOVERNMENT MORTGAGE-
           BACKED OBLIGATIONS
           (Cost $6,472,580)                              6,408,542
                                                       ------------
          MUNICIPAL BONDS -- 4.0%
          FLORIDA -- 1.8%
          Hurricane Catastrophe Fund Finance RB,
           Series A
1,130,000  2.995%, 07/01/20                               1,161,244
                                                       ------------
          MASSACHUSETTS -- 1.5%
          State Water Resources Authority RB,
           Series Sub A-3 (2)
  990,000  0.920%, 08/01/37                                 990,000
                                                       ------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     29

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT +                                                      VALUE $
----------                                                    ---------
                 OHIO -- 0.1%
                 American Municipal Power RB, Series B
    40,000        8.084%, 02/15/50                                61,846
                                                            ------------
                 PENNSYLVANIA -- 0.6%
                 Philadelphia Authority for Industrial
                  Development RB
   350,000        3.964%, 04/15/26                               349,188
                                                            ------------
                 TOTAL MUNICIPAL BONDS
                  (Cost $2,531,047)                            2,562,278
                                                            ------------
                 SOVEREIGN GOVERNMENTS -- 3.4%
                  Brazil Notas do Tesouro Nacional Serie F
BRL 1,400,000         10.000%, 01/01/27                          432,418
                  Costa Rica Government
                   International Bond (4)
   520,000         4.250%, 01/26/23                              505,050
                  Mexican Bonos
MXN 14,515,000     7.500%, 06/03/27                              785,843
                  Province of Manitoba Canada
   185,000         9.625%, 12/01/18                              206,877
                  Saudi Government International
                   Bond MTN (1)
   295,000         2.375%, 10/26/21                              289,849
                                                            ------------
                  TOTAL SOVEREIGN GOVERNMENTS
                   (Cost $2,107,036)                           2,220,037
                                                       -     -----------
                  COLLATERALIZED MORTGAGE
                   OBLIGATIONS -- 1.2%
                  Cold Storage Trust, Series 2017-ICE3,
                   Class D (2)
   140,000         3.094%, 04/15/19                              140,000
                  FREMF Mortgage Trust, Series KF02,
                   Class B (1) (2)
   206,431         3.779%, 12/25/45                              207,031
                 Impac Secured Assets Trust, Series
                  2006-1, Class 2A2 (2)
   112,267        1.401%, 05/25/36                               102,198
                 Impac Secured Assets Trust, Series
                  2006-2, Class 2M1 (2)
   130,000         1.491%, 08/25/36                              119,184
                 One Market Plaza Trust, Series 2017-
                  1MKT, Class E
   195,000         4.142%, 02/10/24                              192,039
                                                            ------------
                 TOTAL COLLATERALIZED MORTGAGE
                  OBLIGATIONS
                  (Cost $754,541)                                760,452
                                                            ------------

PRINCIPAL
 AMOUNT +                                                      VALUE $
----------                                                    ---------
                   COMMERCIAL MORTGAGE-BACKED
                    OBLIGATION -- 0.3%
                   LSTAR Commercial Mortgage Trust,
                    Series 2014-2, Class B (1) (2)
   205,000          4.205%, 01/20/41
                    (Cost $204,992)                              204,838
                                                            ------------
                   TOTAL INVESTMENTS -- 94.5%
                     (Cost $60,744,938)                       61,051,994
                                                            ------------
                        OTHER ASSETS LESS
                         LIABILITIES -- 5.5%                   3,538,387
                                                            ------------
                   NET ASSETS -- 100%                        $64,590,381
                                                            ============

+    In U.S. Dollars unless otherwise indicated.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2017, the value of these securities amounted to $12,866,500, representing 19.9% of the net assets of the Fund.

(2)  Variable Rate Security -- Rate disclosed is as of April 30, 2017.

(3) Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(4) Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2017, the value of these securities amounted to $505,050, representing 0.8% of the net assets of the Fund.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      30

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

The open futures contracts held by the Fund at April 30, 2017, are as follows:

                                  NUMBER OF                          UNREALIZED
                                  CONTRACTS                          APPRECIATION
TYPE OF CONTRACT                 LONG (SHORT)    EXPIRATION DATE    (DEPRECIATION)
----------------------------------------------------------------------------------
Euro-BTP                            (11)            Jun-2017         $ (18,341)
Euro-Bund                           (10)            Jun-2017             9,168
U.S. 2-Year Treasury Note            (2)            Jun-2017               (97)
U.S. 5-Year Treasury Note            48             Jun-2017            26,825
U.S. 10-Year Treasury Note           11             Jun-2017             3,173
U.S. Long Treasury Bond               7             Jun-2017             6,612
U.S. Ultra Long Treasury Bond        (9)            Jun-2017           (14,992)
                                                                     ---------
                                                                     $  12,348
                                                                     =========

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2017, is as follows:

                                                                    UNREALIZED
                                    CURRENCY TO    CURRENCY TO     APPRECIATION
COUNTERPARTY     SETTLEMENT DATE      DELIVER        RECEIVE      (DEPRECIATION)
--------------------------------------------------------------------------------
Goldman Sachs       06/23/17      MXN 6,900,000    USD 359,109      $ (4,079)
                                                                    ========

A list of the open centrally cleared swap agreements held by the Fund at April 30, 2017, is as follows: Credit Default Swaps -- Buy Protection


                                                                                                      UNREALIZED
                                                                          NOTIONAL  PREMIUMS PAID    APPRECIATION
REFERENCE ENTITY      FIXED RATE   COUNTERPARTY     MATURITY   CURRENCY    AMOUNT    (RECEIVED)     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Cdx.Na.Hy S27 5Year    5.00%      Morgan Stanley    12/20/21     USD     1,188,000   $ (38,914)       $ (57,359)
                                                                                     =========        =========

BRL -- Brazilian Real
Cdx.Na.Hy -- Credit Derivatives Index - High Yield
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXN -- Mexican Peso
RB -- Revenue Bond
REMIC -- Real Estate Mortgage Investment Conduit
REIT -- Real Estate Investment Trust
USD -- United States Dollar


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      31

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at value:


INVESTMENTS IN SECURITIES (1)                         LEVEL 1        LEVEL 2          LEVEL 3       TOTAL
                                                      --------     ------------      ---------   -----------
  Corporate Obligations                              $      --     $ 31,428,502      $     --    $ 31,428,502
  U.S. Treasury Obligations                                 --       10,537,922            --      10,537,922
  Asset-Backed Securities                                   --        6,929,423            --       6,929,423
  U.S. Government Mortgage-Backed Obligations               --        6,408,542            --       6,408,542
  Municipal Bonds                                           --        2,562,278            --       2,562,278
  Sovereign Governments                                     --        2,220,037            --       2,220,037
  Collateralized Mortgage Obligations                       --          760,452             --        760,452
  Commercial Mortgage-Backed Obligation                     --          204,838             --        204,838
                                                      --------     ------------      ---------   ------------
Total Investments in Securities                       $     --     $ 61,051,994      $      --   $ 61,051,994
                                                      ========     ============      =========   ============

OTHER FINANCIAL INSTRUMENTS                           LEVEL 1        LEVEL 2          LEVEL 3        TOTAL
                                                      --------     ------------      ---------   -----------
  Futures -- Unrealized Appreciation                  $ 45,778    $         --       $     --    $    45,778
  Futures -- Unrealized Depreciation                   (33,430)             --             --        (33,430)
  Forwards -- Unrealized Depreciation                       --          (4,079)            --         (4,079)
  Credit Default Swaps -- Unrealized Depreciation           --         (57,359)            --        (57,359)
                                                      --------     ------------      ---------   -----------
Total Other Financial Instruments                     $ 12,348     $   (61,438)      $     --    $   (49,090)
                                                      ========     ============      =========   ===========

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.














--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      32

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

 PRINCIPAL
 AMOUNT ($)                                                 VALUE $
-----------                                                ---------
            CORPORATE OBLIGATIONS -- 53.9%
            CONSUMER DISCRETIONARY -- 2.3%
            21st Century Fox America
   308,000   4.750%, 09/15/44                               313,497
            McDonald's MTN
   327,000   4.875%, 12/09/45                               352,208
            Newell Brands
   400,000   5.375%, 04/01/36                               453,198
            Time Warner
   570,000   4.850%, 07/15/45                               551,730
                                                       ------------
                                                          1,670,633
                                                       ------------
            CONSUMER STAPLES -- 6.2%
            Altria Group
   800,000   5.375%, 01/31/44                               931,124
            Anheuser-Busch InBev Finance
   665,000   4.900%, 02/01/46                               726,481
            CVS Health
   652,000   5.125%, 07/20/45                               728,652
            Kraft Heinz Foods
   390,000   6.500%, 02/09/40                               475,164
   404,000   5.200%, 07/15/45                               427,047
            Molson Coors Brewing
   289,000   4.200%, 07/15/46                               273,345
            Reynolds American
   191,000   8.125%, 05/01/40                               263,524
   646,000   5.850%, 08/15/45                               763,318
                                                       ------------
                                                          4,588,655
                                                       ------------
            ENERGY -- 5.1%
            ConocoPhillips
   169,000   4.300%, 11/15/44                               170,900
            Enbridge
   232,000   5.500%, 12/01/46                               254,891
            Energy Transfer Partners
   400,000   5.150%, 03/15/45                               383,856
            Ensco
   158,000   5.750%, 10/01/44                               115,087
            Enterprise Products Operating LLC
   505,000   5.100%, 02/15/45                               540,101
            Marathon Petroleum
   132,000   5.000%, 09/15/54                               118,262
   250,000   4.750%, 09/15/44                               231,322
            Noble Energy
   400,000   5.050%, 11/15/44                               413,058
            Petroleos Mexicanos MTN
   210,000   5.625%, 01/23/46                               186,952
            Plains All American Pipeline
   400,000   4.900%, 02/15/45                               385,150


PRINCIPAL
AMOUNT ($)                                                 VALUE $
----------                                               ----------
             Shell International Finance BV
   228,000    4.000%, 05/10/46                              221,453
             TransCanada PipeLines
   541,000    7.625%, 01/15/39                              770,829
                                                       ------------
                                                          3,791,861
                                                       ------------
             FINANCIALS -- 18.5%
             Aflac
   144,000    6.450%, 08/15/40                              190,214
             American International Group
   406,000    4.375%, 01/15/55                              371,938
   168,000    3.900%, 04/01/26                              171,322
             Bank of America
   824,000    6.000%, 10/15/36                            1,024,523
             Bank of America MTN
   300,000    5.000%, 01/21/44                              329,137
   500,000    3.950%, 04/21/25                              501,071
             Barclays
   750,000    4.950%, 01/10/47                              770,407
             Citigroup
   391,000    4.600%, 03/09/26                              405,620
   386,000    4.281%, 04/24/48 (1)                          379,611
   644,000    3.200%, 10/21/26                              622,371
             Cooperatieve Rabobank UA
   250,000    3.750%, 07/21/26                              248,065
             Cooperatieve Rabobank UA MTN
   348,000    5.250%, 05/24/41                              412,355
   940,000    3.375%, 05/21/25                              960,799
             HSBC Bank USA
   423,000    7.000%, 01/15/39                              572,642
             JPMorgan Chase
 1,744,000    4.950%, 06/01/45                            1,856,280
   295,000    4.260%, 02/22/48 (1)                          296,362
             MetLife
   495,000    5.875%, 02/06/41                              615,312
             Morgan Stanley MTN
   475,000    4.300%, 01/27/45                              474,795
             Prudential Financial MTN
   476,000    6.200%, 11/15/40                              600,223
             Standard Chartered (2)
   416,000    5.700%, 03/26/44                              438,906
             Unum Group
   693,000    5.750%, 08/15/42                              787,401
             Wells Fargo
 1,291,000    5.606%, 01/15/44                            1,479,742
             Wells Fargo MTN
   250,000    4.750%, 12/07/46                              257,735
                                                       ------------
                                                         13,766,831
                                                       ------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      33

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

PRINCIPAL
AMOUNT ($)                                                 VALUE $
----------                                                ---------
            HEALTHCARE -- 4.5%
            Abbott Laboratories
  425,000    4.900%, 11/30/46                               444,646
            AbbVie
  545,000    4.700%, 05/14/45                               548,728
            Actavis Funding SCS
  160,000    4.850%, 06/15/44                               162,971
  489,000    4.550%, 03/15/35                               492,432
            Anthem
  925,000    4.625%, 05/15/42                               942,970
            Medtronic
  713,000    4.625%, 03/15/45                               775,599
                                                       ------------
                                                          3,367,346
                                                       ------------
            INDUSTRIALS -- 5.3%
            Burlington Northern Santa Fe
  700,000    4.150%, 04/01/45                               711,838
            GE Capital International Funding Unlimited
  911,000    4.418%, 11/15/35                               973,949
            Johnson Controls International
   70,000    4.500%, 02/15/47                                71,598
            Lockheed Martin
  494,000    4.700%, 05/15/46                               542,824
            Rockwell Collins
  362,000    4.350%, 04/15/47                               366,670
            Siemens Financieringsmaatschappij (2)
  618,000    4.200%, 03/16/47                               640,243
            Union Pacific
  630,000    4.150%, 01/15/45                               642,712
                                                       ------------
                                                          3,949,834
                                                       ------------
            INFORMATION TECHNOLOGY -- 3.4%
            Apple
  277,000    4.375%, 05/13/45                               289,045
  106,000    4.250%, 02/09/47                               109,337
  169,000    3.850%, 08/04/46                               163,776
            Microsoft
  624,000    4.500%, 02/06/57                               649,371
  236,000    4.450%, 11/03/45                               252,011
  275,000    3.700%, 08/08/46                               262,217
            Visa
  738,000    4.300%, 12/14/45                               789,864
                                                       ------------
                                                          2,515,621
                                                       ------------
           MATERIALS -- 2.9%
           Barrick North America Finance LLC
  712,000   5.700%, 05/30/41                                823,354
           Dow Chemical
  182,000   9.400%, 05/15/39                                293,234


 PRINCIPAL
AMOUNT ($)                                                 VALUE $
----------                                               ----------
            Glencore Finance Canada (2)
  267,000    6.000%, 11/15/41                               291,962
            International Paper
  600,000    4.800%, 06/15/44                               613,692
            Monsanto
  172,000    4.700%, 07/15/64                               163,230
                                                       ------------
                                                          2,185,472
                                                       ------------
            TELECOMMUNICATION SERVICES -- 3.8%
            AT&T
  917,000    4.500%, 05/15/35                               868,490
  640,000    4.350%, 06/15/45                               567,960
            Verizon Communications
  439,000    5.250%, 03/16/37                               454,816
1,040,000    4.672%, 03/15/55                               949,458
                                                       ------------
                                                          2,840,724
                                                       ------------
            UTILITIES -- 1.9%
            Great Plains Energy
  240,000    4.850%, 04/01/47                               243,825
            Sempra Energy
  393,000    6.000%, 10/15/39                               476,774
            Southern
  670,000    4.400%, 07/01/46                               666,546
                                                       ------------
                                                          1,387,145
                                                       ------------
            TOTAL CORPORATE OBLIGATIONS
             (Cost $38,186,666)                          40,064,122
                                                       ------------
            U.S. TREASURY OBLIGATIONS -- 43.8%
            United States Treasury Bonds
4,328,000    4.625%, 02/15/40                             5,627,582
1,650,000    4.500%, 02/15/36                             2,116,318
9,954,100    4.375%, 05/15/40                            12,514,563
1,023,000    2.875%, 11/15/46                             1,005,498
2,223,300    2.500%, 02/15/46                             2,020,684
4,908,700    2.500%, 05/15/46                             4,458,096
4,300,000    2.250%, 02/15/27                             4,287,401
  599,600    2.250%, 08/15/46                               514,719
                                                       ------------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $34,255,172)                          32,544,861
                                                       ------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      34

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

PRINCIPAL
AMOUNT ($)                                                VALUE $
----------                                              -----------
         TAXABLE MUNICIPAL BOND -- 0.5%
         CALIFORNIA -- 0.5%
         University of California RB, Series AD
400,000   4.858%, 05/15/2112
          (Cost $397,108)                                   398,204
                                                       ------------
         TOTAL INVESTMENTS -- 98.2%
          (Cost $72,838,946)                             73,007,187
                                                       ------------
         OTHER ASSETS LESS
          LIABILITIES -- 1.8%                             1,369,012
                                                       ------------
         NET ASSETS -- 100%                             $74,376,199
                                                       ============

(1)  Variable Rate Security -- Rate disclosed is as of April 30, 2017.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2017, the value of these securities amounted to $1,371,111, representing 1.8% of the net assets of the Fund.

LLC -- Limited Liability Company
MTN -- Medium Term Note
RB -- Revenue Bond

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)       LEVEL 1        LEVEL 2      LEVEL 3       TOTAL
                                   --------     ------------    -------    ------------
  Corporate Obligations            $     --     $ 40,064,122    $    --    $ 40,064,122
  U.S. Treasury Obligations              --       32,544,861         --      32,544,861
  Taxable Municipal Bond                 --          398,204         --         398,204
                                   --------     ------------    -------    ------------
Total Investments in Securities    $     --     $ 73,007,187    $    --    $ 73,007,187
                                   ========     ============    =======    ============

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.








--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      35

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

                                                                                                     TOTAL RETURN    LONG DURATION
                                               NORTH AMERICAN    EMERGING MARKETS   SHORT DURATION   FIXED INCOME   INVESTMENT-GRADE
                                                 EQUITY FUND      SMALL CAP FUND       BOND FUND        FUND           BOND FUND
                                               ---------------   ----------------   --------------   ------------   ----------------
ASSETS
 Investments in securities, at value --
   Note 2 ....................................  $931,809,626        $2,069,925        $14,902,188     $61,051,994     $73,007,187
 Cash ........................................    17,903,241                --            388,234       2,910,024         289,825
 Foreign currency ............................             1            61,172                 --         114,668              --
 Receivable for securities sold ..............    18,261,637                --                 --              --          58,453
 Dividends and tax reclaims receivabl ........       943,341             6,887                 --              --              --
 Prepaid expenses ............................        26,091             7,788              8,057          25,371          10,286
 Receivable for Fund shares sold .............         4,489                --                377           5,104         619,634
 Due from Investment Advisor -- Note 3 .......            --            35,350             32,146          29,960          28,160
 Unrealized appreciation on spot foreign
   currency contracts ........................            --                28                 --              --              --
 Unrealized appreciation on forward foreign
   currency contracts ........................       173,253                --                 --              --              --
 Initial margin for futures contracts ........       115,500                --              5,873         102,578              --
 Initial margin for centrally cleared swap
   contracts .................................            --                --                 --          40,209              --
 Interest receivable .........................            --                --             70,977         448,110         886,660
 Variation margin receivable for centrally
   cleared swap contracts ....................            --                --                --                4              --
 Variation margin receivable for futures
   contracts .................................            --                --                --            6,808              --
                                                ------------        ----------        -----------     -----------     -----------
      TOTAL ASSETS ...........................   969,237,179         2,181,150         15,407,852      64,734,830      74,900,205

LIABILITIES
 Payable for securities purchased ............    23,937,416            29,783                 --              --         301,317
 Unrealized depreciation on spot foreign
   currency contracts ........................            18                16                 --              --              --
 Variation margin payable for futures
   contracts .................................         5,775                --                828           3,656              --
 Income distributions payable ................            --                --                 --          17,949              --
 Accrued foreign capital gains tax ...........            --             7,485                 --              --              --
 Unrealized depreciation on forward foreign
   currency contracts ........................            --                --                 --           4,079              --
 Payable for Fund shares redeemed ............            --                --                 --           6,272         129,251
 Payable to custodian ........................            --             9,279                 --              --              --
 Investment Advisory fees payable -- Note 3 ..       193,459            10,639              3,656          12,889          19,962
 Sub-administration fees payable -- Note 3 ...        38,693            10,274             10,274          10,274          10,274
 Legal fees payable ..........................        37,564             8,102              9,270          10,319          10,025
 Audit fees payable ..........................        20,312            11,133             22,556          25,341          16,150
 Shareholder Servicing Fees, Investor
   Class -- Note 3 ...........................            --                --                --            6,656           4,895
 Accrued expenses and other liabilities ......        98,651            42,889             25,862          47,014          32,132
                                                ------------        ----------        -----------     -----------     -----------
      TOTAL LIABILITIES ......................    24,331,888           129,600             72,446         144,449         524,006
                                                ------------        ----------        -----------     -----------     -----------
NET ASSETS ...................................  $944,905,291        $2,051,550        $15,335,406     $64,590,381     $74,376,199
                                                ============        ==========        ===========     ===========     ===========
Cost of securities                              $668,370,164        $1,615,202        $14,851,123     $60,744,938     $72,838,946
Cost of foreign currency                        $          1        $   61,194        $        --     $   108,294     $        --

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     36

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

                                                                                                    TOTAL RETURN     LONG DURATION
                                             NORTH AMERICAN    EMERGING MARKETS   SHORT DURATION    FIXED INCOME    INVESTMENT-GRADE
                                              EQUITY FUND       SMALL CAP FUND       BOND FUND          FUND           BOND FUND
                                             --------------    ----------------   ---------------    -----------    ----------------
NET ASSETS
 Capital paid-in ...........................  $654,319,388       $(1,055,858)        $15,317,276      $68,053,410     $75,263,277
 Undistributed (distributions in excess of)
   net investment income ...................     4,703,442           (24,991)              2,842         (170,751)         27,043
 Accumulated net realized gain (loss) on
   investments, futures, swap contracts and
   foreign currency transactions ...........    22,251,707         2,685,054             (33,640)      (3,557,890)     (1,082,362)
 Accumulated foreign capital gains tax on
   appreciated securities ..................           --             (7,485)                --                --            --
 Net unrealized appreciation on investments    263,439,462           454,723              51,065          307,056         168,241
 Net unrealized appreciation (depreciation)
   on futures, swap contracts, forward
   foreign currency contracts and foreign
   currency translations ...................       191,292               107              (2,137)         (41,444)             --
                                              ------------       -----------         -----------      -----------     -----------
NET ASSETS .................................  $944,905,291       $ 2,051,550         $15,335,406      $64,590,381     $74,376,199
                                              ============       ===========         ===========      ===========     ===========
 NET ASSETS:
 R6 ........................................  $        N/A       $ 2,026,233         $15,233,568      $       N/A     $       N/A
 Investor ..................................   944,905,291            25,317             101,838       64,590,381      74,376,199
 TOTAL SHARES OUTSTANDING END OF PERIOD:
 R6 ........................................           N/A           160,129           1,523,285              N/A             N/A
 Investor ..................................    60,004,416             2,001              10,181        6,532,789       8,608,126
 NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS   SHARES OUTSTANDING)
 R6 ........................................  $        N/A        $    12.65           $   10.00       $      N/A      $      N/A
 Investor                                            15.75             12.65               10.00             9.89            8.64

N/A -- R6 Shares currently not offered.










--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      37

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

                                              NORTH AMERICAN    EMERGING MARKETS
                                               EQUITY FUND       SMALL CAP FUND
                                              --------------    ----------------
INVESTMENT INCOME
 Dividend income .............................  $ 10,287,682       $   114,997
 Interest income .............................            --                --
 Foreign taxes withheld ......................       (15,228)           (8,919)
                                                ------------       -----------
     TOTAL INCOME ............................    10,272,454           106,078
                                                ------------       -----------
EXPENSES
 Investment Advisory fees -- Note 3 ..........     1,156,599            98,060
 Sub-administration fees -- Note 3 ...........       135,067            36,251
 Trustees fees and expenses ..................        29,214             5,840
 Distribution fees, Advisor Shares -- Note 3 .            34                --
 Shareholder Service fees, Investor Shares --
   Note 3 ....................................            --                --
 Shareholder Service fees, Advisor Shares --
   Note 3 ....................................            --                --
 Transfer agent fees .........................        52,221            41,850
 Legal fees ..................................        28,445             5,298
 Printing ....................................        23,008             5,611
 Custodian fees ..............................        21,562            19,512
 Registration fees ...........................        18,743            10,820
 Audit fees ..................................        16,947            22,631
 Insurance ...................................        13,421             2,875
 Pricing fees ................................         5,199             9,153
 Other .......................................        24,324             3,866
                                                ------------       -----------
     TOTAL EXPENSES ..........................     1,524,784           261,767
                                                ------------       -----------
 Expenses waived by Investment Advisor --
   Note 3 ....................................           --            (98,060)
 Reimbursement from Investment Advisor .......           --            (45,895)
 Custody Offset -- Note 2 ....................       (11,108)             (351)
                                                ------------       -----------
     NET EXPENSES ............................     1,513,676           117,461
                                                ------------       -----------
     NET INVESTMENT INCOME (LOSS) ............     8,758,778           (11,383)
                                                ------------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES, SWAP CONTRACTS,
 PURCHASED OPTIONS AND FOREIGN CURRENCY
 TRANSACTIONS AND TRANSLATIONS
 Net realized gain (loss) on investments
   sold ......................................    25,196,071         2,703,834
 Net realized gain (loss) on futures .........       527,943                --
 Net realized loss on swap contracts .........            --                --
 Net realized loss on purchased options ......            --                --
 Net realized gain (loss) on foreign
   currency transactions .....................       244,451           (10,926)
                                                ------------       -----------
     Net realized gain (loss) on investments,
      futures, swap contracts, purchased
      options and foreign currency
      transactions ..........................     25,968,465         2,692,908
                                                ------------       -----------
 Change in unrealized appreciation
   (depreciation) on investments .............    76,762,123        (1,358,029)
 Change in unrealized appreciation
   (depreciation) on futures .................        57,382                --
 Change in unrealized appreciation
   on purchased options ......................            --                --
 Change in unrealized depreciation
   on swap contracts .........................            --                --
 Change in accrued foreign capital
   gains tax on appreciated securities .......            --             4,683
 Change in unrealized appreciation
   (depreciation) on forward foreign
   currency contracts and foreign
   currency translations .....................       (32,270)             (459)
                                                ------------       -----------
      Net change in unrealized
       appreciation (depreciation) on
       investments, futures, purchased
       options, swap contracts, accrued
       foreign capital gains tax on
       appreciated securities, forward
       foreign currency contracts and
       foreign currency translations .........    76,787,235        (1,353,805)
                                                ------------       -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) .....   102,755,700         1,339,103
                                                ------------       -----------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................  $111,514,478       $ 1,327,720
                                                ============       ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      38

                                                                                                LONG DURATION
                                                     SHORT DURATION     TOTAL RETURN FIXED     INVESTMENT-GRADE
                                                        BOND FUND           INCOME FUND           BOND FUND
                                                     --------------     ------------------    ----------------
INVESTMENT INCOME
 Dividend income ....................................  $      --            $        --           $        --
 Interest income ....................................    177,381              1,207,926             1,293,654
 Foreign taxes withheld .............................         --                 (1,549)                   --
                                                       ---------            -----------           -----------
    TOTAL INCOME ....................................    177,381              1,206,377             1,293,654
                                                       ---------            -----------           -----------
EXPENSES
 Investment Advisory fees -- Note 3 .................     28,231                 82,729               117,468
 Sub-administration fees -- Note 3 ..................     39,908                 68,019                69,159
 Trustees fees and expenses .........................      6,014                  7,722                 7,416
 Distribution fees, Advisor Shares -- Notes 3 .......         --                    195                    --
 Shareholder Service fees, Investor Shares --
   Note 3 ...........................................         --                 26,334                17,799
 Shareholder Service fees, Advisor Shares --
   Note 3 ...........................................         --                    138                    --
 Transfeer agent fees ...............................     41,969                 28,230                26,252
 Legal fees .........................................      5,354                  6,493                 6,634
 Printing ...........................................      5,640                 12,614                 6,619
 Custodian fees .....................................      2,241                  9,266                 3,170
 Registration fees ..................................     10,915                 17,527                10,538
 Audit fees .........................................     17,691                 19,476                16,485
 Insurance ..........................................      2,952                  4,097                 3,290
 Pricing fees .......................................      4,181                 15,250                 3,881
 Other ..............................................      4,583                  6,293                 6,387
                                                       ---------            -----------           -----------
    TOTAL EXPENSES ..................................    169,679                304,383               295,098
                                                       ---------            -----------           -----------
 Expenses waived by Investment Advisor --
  Note 3 ............................................    (28,231)               (82,729)             (117,468)
 Reimbursement from Investment Advisor ..............   (103,216)               (87,838)              (38,588)
 Custody Offset -- Note 2 ...........................       (325)                (1,478)                 (477)
                                                       ---------            -----------           -----------
    NET EXPENSES ....................................     37,907                132,338               138,565
                                                       ---------            -----------           -----------
    NET INVESTMENT INCOME (LOSS) ....................    139,474              1,074,039             1,155,089
                                                       ---------            -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES, SWAP CONTRACTS,
 PURCHASED OPTIONS AND FOREIGN CURRENCY
 TRANSACTIONS AND TRANSLATIONS
 Net realized gain (loss) on investments
   sold .............................................    (33,626)            (1,601,483)             (980,978)
 Net realized gain (loss) on futures ................         --               (666,104)                   --
 Net realized loss on swap contracts ................         --                (67,209)                   --
 Net realized loss on purchased options .............         --                 (3,070)                   --
 Net realized gain (loss) on foreign
   currency transactions ............................         --               (435,603)                   --
                                                       ---------            -----------           -----------
   Net realized gain (loss) on investments,
     futures, swap contracts, purchased
     options and foreign currency
     transactions ...................................    (33,626)            (2,773,469)             (980,978)
                                                       ---------            -----------           -----------
 Change in unrealized appreciation
   (depreciated) on investments .....................   (106,169)               529,292            (1,957,995)
 Change in unrealized appreciation
  (depreciation) on futures .........................     (2,137)               327,332                    --
 Change in unrealized apprecIation
   on purchased options .............................        --                   9,000                    --
 Change in unrealized depreciation
   on swap contracts ................................        --                 (60,209)                   --
 Change in accrued foreign capital
   gains tax on appreciated securities ..............        --                      --                    --
 Change in unrealized appreciation
   (depreciation) on forward foreign
   currency contracts and foreign
   currency transactions ............................        --                  10,230                    --
                                                       ---------            -----------           -----------
   Net change in unrealized
     appreciation (depreciation) on
     investments, futures, purchased
     options, swap contracts, accrued
     foreign capital gains tax on
     appreciated securities, forward
     foreign currency contracts and
     foreign currency translactions .................   (108,306)               815,645            (1,957,995)
                                                       ---------            -----------           -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ............   (141,932)            (1,957,824)           (2,938,973)
                                                       ---------            -----------           -----------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERTATIONS .......................  $  (2,458)           $  (883,785)          $(1,783,884)
                                                       =========            ===========           ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      39

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  NORTH AMERICAN EQUITY FUND
                                                             ----------------------------------
                                                             SIX MONTHS ENDED
                                                              APRIL 30, 2017         YEAR ENDED
                                                                (UNAUDITED)       OCTOBER 31, 2016
                                                             ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ................................  $  8,758,778        $  15,708,697
Net realized gain on investments sold, futures and
  foreign currency transactions .............................    25,968,465           35,467,881
Net change in unrealized appreciation (depreciation)
  on investments, futures, accrued foreign capital
  gains tax on appreciated securities, forward foreign
  currency contracts and foreign currency translations ......    76,787,235          (15,146,245)
                                                               ------------        -------------
  Net increase in net assets resulting from operations ......   111,514,478           36,030,333
                                                               ------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  R6 Shares .................................................           N/A                  N/A
  Investor Shares ...........................................   (17,040,883)         (16,583,526)
  Advisor Shares ............................................        (2,399)              (6,217)
Net realized gains:
  R6 Shares .................................................           N/A                  N/A
  Investor Shares ...........................................   (34,629,983)         (30,235,544)
  Advisor Shares ............................................        (6,225)             (13,345)
                                                               ------------        -------------
  Total dividends and distributions .........................   (51,679,490)         (46,838,632)
                                                               ------------        -------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares .............................................          N/A                  N/A
Reinvestment of distributions ...............................          N/A                  N/A
Redemption of shares ........................................          N/A                  N/A
                                                               ------------        -------------
 Total increase (decrease) from R6 Share transactions .......          N/A                   N/A
                                                               ------------        -------------
INVESTOR SHARES:
Sales of shares .............................................    24,049,647          210,684,241
Reinvestment of distributions ...............................    51,436,833           42,402,839
Redemption of shares ........................................   (79,811,757)        (112,770,686)
                                                               ------------        -------------
 Total increase (decrease) from Investor Share
   transactions .............................................    (4,325,277)         140,316,394
                                                               ------------        -------------
ADVISOR SHARES*:
Sales of shares .............................................           291               11,661
Reinvestment of distributions ...............................         7,955               18,015
Redemption of shares ........................................      (183,795)            (177,760)
                                                               ------------        -------------
 Total decrease from Advisor Share transactions .............      (175,549)            (148,084)
                                                               ------------        -------------
 Net increase (decrease) in net assets from share
   transactions .............................................    (4,500,826)         140,168,310
                                                               ------------        -------------
 Total increase (decrease) in net assets ....................    55,334,162          129,360,011
NET ASSETS
Beginning of period .........................................   889,571,129          760,211,118
                                                               ------------        -------------
End of period ...............................................  $944,905,291        $ 889,571,129
                                                               ============        =============
Undistributed (distributions in excess of) net
  investment income .........................................  $  4,703,442        $  12,987,946
                                                               ============        =============

*  Advisor Shares were terminated on December 20, 2016.

N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      40

                                                                   EMERGING MARKETS SMALL CAP FUND
                                                                --------------------------------------
                                                                SIX MONTHS ENDED
                                                                 APRIL 30, 2017          YEAR ENDED
                                                                   (UNAUDITED)        OCTOBER 31, 2016
                                                                -----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .................................  $     (11,383)           $   131,102
Net realized gain on investments sold, futures and
  foreign currency transactions ..............................      2,692,908                594,865
Net change in unrealized appreciation (depreciation)
  on investments, futures, accrued foreign capital
  gains tax on appreciated securities, forward foreign
  currency translations ......................................     (1,353,805)             1,120,390
                                                                -------------            -----------
  Net increase in net assets resulting from operation ........      1,327,720              1,846,357
                                                                -------------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  R6 Shares ..................................................       (128,224)                    --
  Investor Shares ............................................           (172)                    --
  Advisor Shares .............................................             --                     --
Net realized gains:
  R6 Shares ..................................................       (551,226)                    --
  Investor Share .............................................           (809)                    --
  Advisor Shares .............................................             --                     --
                                                                -------------            -----------
  Total dividends and distributions ..........................       (680,431)                    --
                                                                -------------            -----------
SHARE TRANACTIONS:
R6 SHARES:
Sales of shares ..............................................      3,503,306              1,814,823
Reinvestment of distributions ................................        679,450                     --
Redemption of shares .........................................    (18,563,469)                    --
                                                                -------------            -----------
  Total increase (decrease) from R6 Share transactions .......    (14,380,713)             1,814,823
                                                                -------------            -----------
INVESTOR SHARES:
Sales of shares ..............................................             --                     --
Reinvestment of distributions ................................             --                     --
Redemption of shares .........................................             --                     --
                                                                -------------            -----------
  Total increase (decrease) from Investor Share
    transactions .............................................             --                     --
                                                                -------------            -----------
ADVISOR SHARES*:
Sales of shares ..............................................            N/A                    N/A
Reinvestment of distributions ................................            N/A                    N/A
Redemption of shares .........................................            N/A                    N/A
                                                                -------------            -----------
  Total decrease from Advisor Share transactions .............            N/A                    N/A
                                                                -------------            -----------
  Net increase (decrease) in net assets from share
    transactions .............................................    (14,380,713)             1,814,823
                                                                -------------            -----------
  Total increase (decrease) in net assets ....................    (13,733,424)             3,661,180
NET ASSETS
Beginning of period ..........................................     15,784,974             12,123,794
                                                                -------------            -----------
End of period ................................................  $   2,051,550            $15,784,974
                                                                =============            ===========
Undistributed (distributions in excess of)
  investment income ..........................................  $     (24,991)           $   114,788
                                                                =============            ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      41

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SHORT DURATION BOND FUND
                                                              ----------------------------------------
                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2017           YEAR ENDED
                                                                (UNAUDITED)           OCTOBER 31, 2016
                                                             -----------------        ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income .......................................  $    139,474             $    330,592
Net realized gain (loss) on investments sold,
  futures, swap contracts, purchased options and
  foreign currency transactions .............................       (33,626)                   8,032
  Net change in unrealized appreciation (depreciation)
    on investments, futures, purchased options,
    swap contracts, forward foreign currency contracts
    and foreign currency translations .......................      (108,306)                 142,642
                                                               ------------             ------------
 Net increase (decrease) in net assets resulting from
   operations ...............................................        (2,458)                 481,266
                                                               ------------             ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares ..................................................      (138,099)                (319,264)
 Investor Shares ............................................        (2,918)                 (12,250)
 Advisor Shares .............................................            --                       --
Net realized gains:
 R6 Shares ..................................................        (4,377)                  (7,440)
 Investor Shares ............................................          (180)                    (310)
 Advisor Shares .............................................            --                       --
Return of Capital:
 Investor Shares ............................................            --                       --
 Advisor Shares .............................................            --                       --
                                                               ------------             ------------
 Total dividends and distributions ..........................      (145,574)                (339,264)
                                                               ------------             ------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares .............................................       174,189                  546,598
Reinvestment of distributions ...............................         2,118                    1,024
Redemption of shares ........................................    (9,216,792)                (290,229)
                                                               ------------             ------------
 Total increase (decrease) from R6 Share transactions .......    (9,040,485)                 257,393
                                                               ------------             ------------
INVESTOR SHARES:
Sales of shares .............................................            --                       --
Reinvestment of distributions ...............................            --                       --
Redemption of shares ........................................      (899,652)                      --
                                                               ------------             ------------
 Total increase (decrease) from Investor Share
   transactions .............................................      (899,652)                      --
                                                               ------------             ------------
ADVISOR SHARES*:
Sales of shares .............................................           N/A                      N/A
Reinvestment of distributions ...............................           N/A                      N/A
Redemption of shares ........................................           N/A                      N/A
                                                               ------------             ------------
 Total decrease from Advisor Share transactions .............           N/A                      N/A
                                                               ------------             ------------
 Net increase (decrease) in net assets from share
   transactions .............................................    (9,940,137)                 257,393
                                                               ------------             ------------
 Total increase (decrease) in net assets ....................   (10,088,169)                 399,395

NET ASSETS
Beginning of period .........................................    25,423,575               25,024,180
                                                               ------------             ------------
End of period ...............................................  $ 15,335,406             $ 25,423,575
                                                               ============             ============
Undistributed (distributions in excess of) net
  investment income .........................................  $      2,842             $      4,385
                                                               ============             ============

*  Advisor Shares were terminated on December 20, 2016.

N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      42

                                                                                                    LONG DURATION INVESTMENT-
                                                         TOTAL RETURN FIXED INCOME FUND                   GRADE BOND FUND
                                                      ------------------------------------    ------------------------------------
                                                      SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                       APRIL 30, 2017        YEAR ENDED         APRIL 30, 2017       YEAR ENDED
                                                         (UNAUDITED)      OCTOBER 31, 2016       (UNAUDITED)      OCTOBER 31, 2016
                                                      ----------------    ----------------    -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income .................................  $  1,074,039      $  3,771,444          $  1,155,089       $  2,004,066
Net realized gain (loss) on investments sold,
  futures, swap contracts, purchased options and
  foreign currency transactions .......................    (2,773,469)       (1,343,158)             (980,978)         2,220,672
Net change in unrealized appreciation (depreciation)
  on investments, futures, purchased options,
  swap contracts, forward foreign currency contracts
  and foreign currency translations ...................       815,645         2,272,798            (1,957,995)         1,639,432
                                                         ------------      ------------          ------------       ------------
  Net increase (decrease) in net assets resulting from
    operations ........................................      (883,785)        4,701,084            (1,783,884)         5,864,170
                                                         ------------      ------------          ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares ............................................            --               --                     --                 --
 Investor Shares ......................................    (1,008,753)       (3,514,532)           (1,158,270)        (1,983,704)
 Advisor Shares .......................................        (6,690)          (33,223)                   --                 --
Net realized gains:
 R6 Shares ............................................            --               --                     --                 --
 Investor Shares ......................................            --          (677,828)           (2,278,988)          (655,687)
 Advisor Shares .......................................            --            (5,501)                   --                 --
Return of Capital:
 Investor Shares ......................................            --          (127,906)                   --                 --
 Advisor Shares .......................................            --            (1,209)                   --                 --
                                                         ------------      ------------          ------------       ------------
  Total dividends and distributions ...................    (1,015,443)       (4,360,199)           (3,437,258)        (2,639,391)
                                                         ------------      ------------          ------------       ------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares .......................................           N/A               N/A                   N/A                N/A
Reinvestment of distributions .........................           N/A               N/A                   N/A                N/A
Redemption of shares ..................................           N/A               N/A                   N/A                N/A
                                                         ------------      ------------          ------------       ------------
  Total increase (decrease) from R6 Share transactions            N/A               N/A                   N/A                N/A
                                                         ------------      ------------          ------------       ------------
INVESTOR SHARES:
Sales of shares .......................................     7,581,405         3,480,558             2,944,067         59,374,107
Reinvestment of distributions .........................       808,650         3,942,179             3,403,649          2,553,019
Redemption of shares ..................................   (39,643,894)      (93,198,871)             (982,719)       (12,002,053)
                                                         ------------      ------------          ------------       ------------
 Total increase (decrease) from Investor Share
   transactions .......................................   (31,253,839)      (85,776,134)            5,364,997         49,925,073
                                                         ------------      ------------          ------------       ------------
ADVISOR SHARES*:
Sales of shares .......................................            --           15,782                    N/A                N/A
Reinvestment of distributions .........................         2,831           39,078                    N/A                N/A
Redemptionl of shares .................................    (1,264,851)        (273,063)                   N/A                N/A
                                                         ------------      ------------          ------------       ------------
  Total decrease from Advisor Share transactions ......    (1,262,020)        (218,203)                   N/A                N/A
                                                         ------------      ------------          ------------       ------------
  Net increase (decrease) in net assets from share
    transactions ......................................   (32,515,859)      (85,994,337)            5,364,997         49,925,073
                                                         ------------      ------------          ------------       ------------
  Total increase (decrease) in net assets .............   (34,415,087)      (85,653,452)              143,855         53,149,852

NET ASSETS
Beginning of period ...................................    99,005,468       184,658,920            74,232,344         21,082,492
                                                         ------------      ------------          ------------       ------------
End of period .........................................  $ 64,590,381      $ 99,005,468          $ 74,376,199       $ 74,232,344
                                                         ============      ============          ============       ============
Undistributed (distributions in excess of) net
  investment income ...................................  $   (170,751)     $   (229,347)         $     27,043       $     30,224
                                                         ============      ============          ============       ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      43

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, (UNAUDITED) AND THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED),
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                    NET ASSET      NET       NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                                      VALUE,    INVESTMENT        AND        TOTAL FROM    FROM NET      FROM NET
                                    BEGINNING     INCOME      UNREALIZED     INVESTMENT   INVESTMENT     REALIZED         TOTAL
                                    OF PERIOD     (LOSS)         GAINS       OPERATIONS     INCOME         GAIN       DISTRIBUTIONS
                                    ---------   ----------  -------------    ----------   ----------   -------------  -------------
NORTH AMERICAN EQUITY FUND
  Investor Shares
     2017* ........................  $ 14.79     $ 0.16         $ 1.70         $ 1.86     $ (0.30)      $ (0.60)        $ (0.90)
     2016 .........................    15.14       0.27           0.31           0.58       (0.33)        (0.60)          (0.93)
     2015 .........................    15.42       0.34           0.21           0.55       (0.29)        (0.54)          (0.83)
     2014 .........................    13.57       0.27           1.83           2.10       (0.25)           --           (0.25)
     2013 .........................    10.92       0.24           2.63           2.87       (0.22)           --           (0.22)
     2012 .........................     9.76       0.18           1.13           1.31       (0.15)           --           (0.15)

EMERGING MARKETS SMALL CAP FUND
  R6 Shares
     2017* ........................  $ 12.07     $(0.01)(1)    $  1.08         $ 1.07     $ (0.09)      $ (0.40)        $ (0.49)
     2016 .........................    10.52       0.11(1)        1.44           1.55          --             --             --
     2015(b) ......................    10.00      (0.01)(1)       0.53           0.52          --             --             --

  Investor Shares
     2017* ........................  $ 12.06     $ 0.01(1)     $  1.07         $ 1.08     $  (0.09)     $ (0.40)        $ (0.49)
     2016 .........................    10.52       0.10(1)        1.44           1.54           --           --              --
     2015(b) ......................    10.00      (0.01)(1)       0.53           0.52           --           --              --

* For the six months ended April 30, 2017 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(1)  Per share net investment income (loss) calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Fund commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.








--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      44

                                                                                                       RATIO OF NET
                                                         RATIO OF EXPENSES     RATIO OF EXPENSES        INVESTMENT
                                                            TO AVERAGE            TO AVERAGE         INCOME (LOSS) TO
                                                            NET ASSETS            NET ASSETS        AVERAGE NET ASSETS
               NET ASSET                  NET ASSETS,   (INCLUDING WAIVERS    (EXCLUDING WAIVERS,  (INCLUDING WAIVERS,
                 VALUE,       TOTAL     END OF PERIOD   AND REIMBURSEMENTS,      REIMBURSEMENTS      REIMBURSEMENTS      PORTFOLIO
            END OF PERIOD   RETURN(A)        (000)      EXCLUDING OFFSETS)        AND OFFSETS)        AND OFFSETS)     TURNOVER RATE
            -------------   ---------   -------------  --------------------   ------------------   -------------------  ------------
NORTH AMERICAN EQUITY FUND
 Investor Shares
   2017*       $ 15.75       12.86%       $ 944,905            0.33%                 0.33%                1.89%              28%
   2016          14.79        4.20          889,400            0.32                  0.32                 2.03               70
   2015          15.14        3.77          759,878            0.32                  0.32                 1.91               57
   2014          15.42       15.75          805,906            0.31                  0.31                 1.80               48
   2013          13.57       26.76          693,207            0.33                  0.33                 1.96               31
   2012          10.92       13.59          541,720            0.36                  0.36                 1.81               37

EMERGING MARKETS SMALL CAP FUND
 R6 Shares
   2017*      $  12.65        9.44%       $   2,026            1.50%                 3.33%               (0.15)%             23%
   2016          12.07       14.73           15,761            1.50                  3.01                 0.98               41
   2015(b)       10.52        5.20           12,103            1.50                  6.52                (0.57)               5

 Investor Shares
   2017*      $  12.65        9.46%       $      25            1.52%                 4.26%                0.15%              23%
   2016          12.06       14.64               24            1.60                  3.10                 0.91               41
   2015(b)       10.52        5.20               21            1.65                  6.67                (0.72)               5







--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      45

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, (UNAUDITED) AND THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED),
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                                     NET REALIZED
                                           NET ASSET                     AND                     DIVIDENDS   DISTRIBUTIONS
                                             VALUE,         NET       UNREALIZED    TOTAL FROM    FROM NET     FROM NET
                                          BEGINNING OF  INVESTMENT      GAINS       INVESTMENT   INVESTMENT    REALIZED    RETURN OF
                                             PERIOD       INCOME       (LOSSES)     OPERATIONS     INCOME        GAIN       CAPITAL
                                          -----------   ----------   ------------   ----------   ----------   -----------  ---------
SHORT DURATION BOND FUND
  R6 Shares
     2017* ...............................  $ 10.07      $ 0.07(1)    $ (0.06)       $ 0.01      $ (0.08)     $  --(2)      $   --
     2016 ................................    10.01        0.13(1)       0.06          0.19        (0.13)        --(2)          --
     2015(b) .............................    10.00        0.02(1)       0.00(2)       0.02        (0.01)        --             --

  Investor Shares
     2017* ...............................  $ 10.07      $ 0.07(1)    $(0.06)        $ 0.01      $ (0.08)     $  --(2)      $   --
     2016 ................................    10.01        0.12(1)      0.06           0.18        (0.12)        --(2)          --
     2015(b) .............................    10.00        0.01(1)      0.01           0.02        (0.01)        --             --

TOTAL RETURN FIXED INCOME FUND
  Investor Shares
     2017* ...............................  $ 10.03      $ 0.16       $(0.15)        $ 0.01      $ (0.15)     $  --          $  --
     2016 ................................     9.97        0.25         0.12           0.37        (0.26)     (0.04)         (0.01)
     2015 ................................    10.20        0.26        (0.23)          0.03        (0.26)        --             --
     2014 ................................     9.97        0.27         0.22           0.49        (0.26)        --             --
     2013 ................................    10.73        0.22        (0.34)         (0.12)       (0.23)     (0.41)            --
     2012 ................................    10.33        0.26         0.53           0.79        (0.27)     (0.12)            --

LONG DURATION INVESTMENT-
  GRADE BOND FUND
  Investor Shares
     2017* ...............................   $ 9.31      $ 0.14(1)    $(0.38)        $(0.24)     $ (0.14)    $(0.29)         $  --
     2016 ................................     8.99        0.32(1)      0.53           0.85        (0.34)     (0.19)            --
     2015 ................................    10.53        0.36(1)     (0.24)          0.12        (0.36)     (1.30)            --
     2014 ................................     9.96        0.44(1)      1.00           1.44        (0.45)     (0.42)            --
     2013+ ...............................     9.85        0.12(1)      0.11           0.23        (0.12)       --              --
     2013++ ..............................    11.11        0.46(1)     (1.05)         (0.59)       (0.46)     (0.21)            --
     2012(c) .............................    10.00        0.40(1)      1.23           1.63        (0.40)     (0.12)            --

* For the six months ended April 30, 2017 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

+    August 1, 2013 to October 31, 2013 (See Note 1).

++   For the year ended July 31, 2013.

(1)  Per share net investment income calculated using average shares.

(2)  Amount was less than $0.01 per share.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Fund commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c) Fund commenced operations on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.




--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      46

                                                                  NET ASSETS,
                                            NET ASSET                END OF
                                TOTAL       VALUE, END    TOTAL       PERIOD
                            DISTRIBUTIONS   OF PERIOD   RETURN(a)     (000)
                            -------------   ----------  ---------  -----------
SHORT DURATION BOND FUND
  R6 SHARES
   2017* ...................  $ (0.08)      $ 10.00      0.09%      $  15,234
   2016 ....................    (0.13)        10.07      1.97          24,417
   2015(b) .................    (0.01)        10.01      0.25          24,023

  INVESTOR SHARES
   2017* ...................  $ (0.08)      $ 10.00      0.09%      $     102
   2016 ....................    (0.12)        10.07      1.87           1,007
   2015(b) .................    (0.01)        10.01      0.22           1,001

TOTAL RETURN FIXED INCOME FUND
  INVESTOR SHARES
   2017* ...................  $ (0.15)      $  9.89      0.09%      $  64,590
   2016 ....................    (0.31)        10.03      3.77          97,695
   2015 ....................    (0.26)         9.97      0.30         183,138
   2014 ....................    (0.26)        10.20      4.97         153,951
   2013 ....................    (0.64)         9.97     (1.23)        141,390
   2012 ....................    (0.39)        10.73      7.79          91,809

LONG DURATION INVESTMENT-GRADE BOND FUND
  INVESTOR SHARES
   2017* ...................  $ (0.43)      $  8.64     (2.49)%     $  74,376
   2016 ....................    (0.53)         9.31      9.80          74,232
   2015 ....................    (1.66)         8.99      0.94          21,082
   2014 ....................    (0.87)        10.53     15.51          24,797
   2013+ ...................    (0.12)         9.96      2.32          44,782
   2013++ ..................    (0.67)         9.85     (5.68)         44,354
   2012(c) .................    (0.52)        11.11     16.87          49,226



                                                                        RATIO OF NET
                            RATIO OF EXPENSES    RATIO OF EXPENSES       INVESTMENT
                              TO AVERAGE NET       TO AVERAGE NET      INCOME TO AVERAGE
                            ASSETS (INCLUDING    ASSETS (EXCLUDING       NET ASSETS
                               WAIVERS AND            WAIVERS,       (INCLUDING WAIVERS,      PORTFOLIO
                             REIMBURSEMENTS,      REIMBURSEMENTS        REIMBURSEMENTS        TURNOVER
                            EXCLUDING OFFSETS)      AND OFFSETS)          AND OFFSETS)           RATE
                            ------------------   ------------------   -------------------     ---------
SHORT DURATION BOND FUND
  R6 SHARES
   2017* .....................    0.39%                1.75%                 1.43%               44%
   2016 ......................    0.39                 1.10                  1.32                59
   2015(b) ...................    0.39                 2.51                  0.88                22

  INVESTOR SHARES
   2017* .....................    0.39%                1.27%                 1.35%               44%
   2016 ......................    0.49                 1.20                  1.22                59
   2015(b) ...................    0.54                 2.66                  0.73                22

TOTAL RETURN FIXED INCOME FUND
  INVESTOR SHARES
   2017* .....................    0.40%                0.92%                 3.24%               44%
   2016 ......................    0.40                 0.61                  2.80                72
   2015 ......................    0.40                 0.56                  2.58                93
   2014 ......................    0.40                 0.53                  2.65               319
   2013 ......................    0.40                 0.59                  2.09               388
   2012 ......................    0.40                 0.75                  2.27               524

LONG DURATION INVESTMENT-GRADE BOND FUND
  INVESTOR SHARES
   2017* .....................    0.39%                0.83%                 3.24%               23%
   2016 ......................    0.39                 0.75                  3.48               160
   2015 ......................    0.40                 1.05                  3.80               126
   2014 ......................    0.46                 0.83                  4.38                53
   2013+ .....................    0.46                 1.05                  4.75                20
   2013++ ....................    0.46                 0.84                  4.29                62
   2012(c) ...................    0.46                 0.97                  4.74                66





--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      47

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2017 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series:
Schroder North American Equity Fund (the "SGST Fund" or a "Fund"). The Schroder North American Equity Fund seeks long-term capital growth.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into four separate series. Included in this report are Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Long Duration Investment-Grade Bond Fund (each a "Fund," collectively, the "SST Funds," and together with the SGST Fund, the "Funds"), all of which are diversified funds. The Schroder Emerging Markets Small Cap Fund seeks long-term capital appreciation. The Schroder Short Duration Bond Fund seeks long-term total return consistent with the preservation of capital. The Schroder Total Return Fixed Income Fund seeks a high level of total return. The Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.

Schroder Long Duration Investment-Grade Bond Fund commenced operations on October 3, 2011 as a separate series of The Advisors Inner Circle Fund II (formerly known as STW Long Duration Investment-Grade Bond Fund, the "Predecessor Fund") and was advised by STW Fixed Income Management LLC ("STW"). On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. ("SIMNA"), acquired all outstanding interests in STW. Effective June 24, 2013, all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Fund Merger"). In the Fund Merger, shareholders of the Predecessor Fund received Investor Shares of the Schroder Long Duration Investment-Grade Bond Fund in exchange for their Institutional Class Shares of the Predecessor Fund. Because the Schroder Long Duration Investment-Grade Bond Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes Accordingly, all performance and other information shown for the Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Fund.

The Schroder Emerging Markets Multi-Cap Equity Fund was liquidated following the close of business on December 20, 2016. Advisor Shares of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund were terminated following the close of business on December 20, 2016.

At a meeting held on February 2, 2017, as part of the transition of the Funds to the SEI Advisors' Inner Circle mutual fund platform (the "Transition"), shareholders of the Funds approved the election of the Trustees of Schroder Global Series Trust and Schroder Series Trust. At a meeting held on February 10, 2017, the Trustees approved the Transition, and overall responsibility to oversee the administration of the Funds transitioned to SEI Investments Global Funds Services and its affiliates. The Transition took place following the close of business on February 10, 2017.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent

--------------------------------------------------------------------------------
                                                                              48

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Securities for which market quotations are readily available are valued at current market value in accordance with the valuation procedures of SST and SGST (the "Trusts"). Securities for which market values are not readily available, or for which SIMNA believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by SIMNA at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are generally fair valued.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust's primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' fair value procedures until an independent source can be secured.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, the security will be valued according to the Trusts' fair value procedures. Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price. Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded. Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds' futures positions. If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security. Otherwise, the security will be valued according to the Trusts' fair value procedures. Swaps held by the


--------------------------------------------------------------------------------
                                                                              49

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--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared. In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap. If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. In the absence of the above, SIMNA's Pricing Committee (the "Committee") will determine an appropriate method of valuation, subject to the Trusts' fair value procedures. The Committee is comprised of officers of the Funds and SIMNA and other responsible personnel of SIMNA. Other securities and assets for which market quotations are not readily available are valued in accordance with the Trusts' fair value procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant
Event") has occurred between the time of the security's last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Markets Small Cap Fund uses a third-party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, "Fair Value Measurements" defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds' investments. These inputs are summarized into the three broad levels listed below.

o    Level 1 -- quoted prices in active markets for identical securities

o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

--------------------------------------------------------------------------------
                                                                              50

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Markets Small Cap Fund are generally considered Level 2 instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended April 30, 2017, there have been no significant changes to the Funds' fair valuation methodologies. Fair value measurement classifications are summarized in each Fund's Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and Emerging Markets Small Cap Fund, and monthly for Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Schroder Total Return Fixed Income Fund declares dividends to


--------------------------------------------------------------------------------
                                                                              51

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

shareholders from net investment income daily and distributes these dividends monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund generally bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the "Statements of Operations" under "Net realized gain (loss) on foreign currencies." For foreign equity securities, these changes are included in the "Statements of Operations" under "Net realized and unrealized gain (loss) on investments." Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund's total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund's total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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                                                                              52

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps ("swaptions") and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/ swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The Funds had no outstanding purchased or written options or swaptions outstanding as of or for the period ended April 30, 2017.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market ("OTC swaps") or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

In a "credit default" swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. "Interest rate" swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating

--------------------------------------------------------------------------------
                                                                              53

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--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

rate payments for fixed rate payments) with respect to a notional amount of principal. "Inflation-linked" swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund's ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate ("variation margin") on the Statements of Assets and Liabilities.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund's ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS
          AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. No changes to the management fee rates the Funds pay to SIMNA occurred due to the Transition. In order to limit the expenses of the R6 and Investor Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees for the Schroder Emerging Markets Small Cap Fund and has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2019, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

                                                                                   EXPENSE LIMITATION
                                                                               ----------------------------
                                                              MANAGEMENT FEE   R6 SHARES    INVESTOR SHARES
                                                              --------------   ---------    ---------------
Schroder North American Equity Fund ............................  0.25%            N/A            N/A
Schroder Emerging Markets Small Cap Fund .......................  1.25%          1.50%          1.65%
Schroder Short Duration Bond Fund ..............................  0.29%          0.39%          0.54%
Schroder Total Return Fixed Income Fund ........................  0.25%            N/A          0.40%
Schroder Long Duration Investment-Grade Bond Fund ..............  0.33%            N/A          0.39%

N/A -- Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered


--------------------------------------------------------------------------------
                                                                              54

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

SIMNA has retained its affiliate Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund, after waivers, as set forth below.

                                                          PERCENTAGE OF FEES
FUND                                                      PAID TO SIMNA LTD.
----                                                      ------------------
Schroder North American Equity Fund ....................       49.5%
Schroder Emerging Markets Small Cap Fund ...............       49.5%

Effective February 11, 2017, under an amended administration and accounting agreement with SEI Investments Global Funds Services ("SEI" or the "Administrator"), the SST Funds pay fees to SEI based on the aggregate average daily net assets of all the SST Funds, according to the following annual rates:
0.100% on the first $500 million of such assets; 0.080% on the next $500 million of such assets; 0.070% on assets in excess of $1.0 billion.

Prior to the Transition on February 10, 2017, under an amended administration and accounting agreement with SEI, the SST Funds paid fees to SEI based on the aggregate average daily net assets of all the SST Funds, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. The cumulative minimum annual fee for all the SST Funds was $400,000. Each Fund paid its pro rata portion of such fees.

Effective February 11, 2017, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.050% of the Schroder North American Equity Fund's average daily net assets. Prior to the Transition on February 10, 2017, under a sub-administration and accounting agreement with SEI, Schroder North American Equity Fund paid SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund's average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund's average daily net assets over $1 billion. Prior to the Transition on February 10, 2017, Schroder Fund Advisors LLC ("SFA"), a wholly-owned subsidiary of SIMNA, provided administrative services to the SGST Fund. SFA received no compensation for its services for the SGST Fund.

Effective March 13, 2017, each Trust and SEI Investments Distribution Co., ("SIDCO"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement"), whereby SIDCO acts as principal underwriter for the Trusts' shares. SFA, a subsidiary of SIMNA, previously served as the Funds' distributor. Although SFA has been replaced by SIDCO as the Funds' distributor, SFA continues to be involved in the distribution of shares of the Funds through an agreement with SIDCO and SFA, SIMNA and their affiliates continue to provide shareholder services.

Prior to March 13, 2017, each Fund had adopted a shareholder service plan (the "Prior Plan") with respect to its Investor Shares. Under the Prior Plan, each Fund, except Schroder North American Equity Fund, could make payments out of the assets attributable to its Investor Shares to SIMNA, SFA, the Funds' prior distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Investor Shares as compensation for such services and expenses. Payments under the Prior Plan were made at an annual rate of up to 0.15% of a Fund's average daily net assets attributable to the applicable share class; payments under the Prior Plan were not made for distribution services or expenses.

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                                                                              55

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

NOTE 4 -- DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

The fair value of derivative instruments as of April 30, 2017, was as follows:

                                                                                            ASSET        LIABILITY
FUND                                    STATEMENT OF ASSETS AND LIABILITIES LOCATION     DERIVATIVES    DERIVATIVES
-------------------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
   Equity contracts
      Futures contracts                 Variation margin receivable/(payable)            $      --       $ (5,775)
   Foreign exchange contracts
      Forward contracts                 Unrealized appreciation/(depreciation)
                                         on forward foreign currency contracts             173,253             --
                                                                                         ---------       --------
                                                                                         $ 173,253       $ (5,775)
                                                                                         =========       ========
SCHRODER SHORT DURATION BOND FUND
   Equity contracts
      Futures contracts                 Variation margin receivable/(payable)            $      --       $   (828)
                                                                                         ---------       --------
                                                                                         $      --       $   (828)
                                                                                         =========       ========
SCHRODER TOTAL RETURN FIXED INCOME FUND
   Interest rate contracts
      Futures contracts                 Variation margin receivable/(payable)            $   6,808       $ (3,656)
   Foreign exchange contracts
      Forward contracts                 Unrealized appreciation/(depreciation)
                                         on forward foreign currency contracts                  --         (4,079)
   Credit contracts
      Centrally cleared swap contracts  Variation margin receivable/(payable)                    4             --
                                                                                         ---------       --------
                                                                                         $   6,812       $ (7,735)
                                                                                         =========       ========

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

                                                       CHANGE IN
                                                       UNREALIZED
                                      NET REALIZED    APPRECIATION
FUND                                  GAIN/(LOSS)*   (DEPRECIATION)**    TOTAL
--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
   Equity contracts
      Futures contracts               $ 527,943        $  57,382      $ 585,325
   Foreign exchange contracts
      Forward contracts                 274,086          (76,834)       197,252
                                      ---------        ---------      ---------
                                      $ 802,029        $ (19,452)     $ 782,577
                                      =========        =========      =========


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                                                                              56

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                 CHANGE IN
                                                                 UNREALIZED
                                             NET REALIZED       APPRECIATION
 FUND                                         GAIN/(LOSS)*    (DEPRECIATION)**      TOTAL
-------------------------------------------------------------------------------------------
 SCHRODER SHORT DURATION BOND FUND
    Interest rate contracts
        Futures contracts                     $      --         $  (2,137)       $  (2,137)
                                              =========         =========        =========
 SCHRODER TOTAL RETURN FIXED INCOME FUND
    Interest rate contracts
        Futures contracts                     $(666,104)        $ 327,332        $(338,772)
        Purchased options contracts              (3,070)            9,000            5,930
    Foreign exchange contracts
        Forward contracts                        13,219            (2,258)          10,961
    Credit contracts
        Swap contracts                         (67,209)           (60,209)        (127,418)
                                              ---------         ---------        ---------
                                              $(723,164)        $ 273,865        $(449,299)
                                              =========         =========        =========

* Futures contracts are included in net realized gain (loss) on futures, forward contracts are included in net realized gain (loss) on foreign currency transactions, swap contracts are included in net realized loss on swap contracts and options are included in net realized loss on purchased options.

** Futures contracts are included in change in unrealized appreciation (depreciation) on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions, options are included in change in unrealized appreciation on purchased options and swap contracts are included in change in unrealized depreciation on swap contracts.

The volume of forward contracts and futures contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the period ended April 30, 2017:

                                                    FORWARD          FUTURES
SCHRODER NORTH AMERICAN EQUITY FUND                 CONTRACTS       CONTRACTS
                                                    ---------       ---------
Average Notional Amount Outstanding                    1.19%          0.47%
Notional Amount Outstanding as of April 30, 2017       1.15%          0.26%

                                                      FUTURES
SCHRODER SHORT DURATION BOND FUND                     CONTRACTS
                                                      ---------
Average Notional Amount Outstanding                    9.83%
Notional Amount Outstanding as of April 30, 2017      31.60%

                                                       FORWARD       FUTURES     CREDIT DEFAULT
SCHRODER TOTAL RETURN FIXED INCOME FUND               CONTRACTS     CONTRACTS        SWAPS
                                                      ---------     ---------    --------------
Average Notional Amount Outstanding                    1.93%         59.37%           0.33%
Notional Amount Outstanding as of April 30, 2017       0.56%         20.75%           0.15%

In accordance with the authoritative guidance under U.S GAAP, "DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES" entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements. The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

--------------------------------------------------------------------------------
                                                                              57

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

The following is a summary by derivative type of the market value of over the counter ("OTC") financial derivative instruments and collateral
(received)/pledged by counterparty as of April 30, 2017:

                                           GROSS ASSETS-       GROSS LIABILITIES-
                                         RECOGNIZED IN THE     RECOGNIZED IN THE     NET AMOUNT     COLLATERAL
                                        STATEMENT OF ASSETS   STATEMENT OF ASSETS   AVAILABLE TO    PLEDGED OR
                                          AND LIABILITIES       AND LIABILITIES      BE OFFSET      (RECEIVED)+    NET AMOUNT++
--------------------------------------- ------------------- ------------------- ------------ ---------------- ----------------
SCHRODER NORTH AMERICAN EQUITY FUND
                                        FORWARD CONTRACTS      FORWARD CONTRACTS
                                        -----------------      -----------------
Royal Bank of Canada                        $ 173,253            $     --           $ 173,253       $    --        $ 173,253
                                            =========            ==========         =========       ========       =========
SCHRODER TOTAL RETURN FIXED INCOME FUND
                                        FORWARD CONTRACTS      FORWARD CONTRACTS
                                        -----------------     ------------------
Goldman Sachs                               $      --            $ (4,079)          $ (4,079)       $    --        $  (4,079)
                                            =========            ==========         =========       ========       =========

+ Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

++ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 -- REDEMPTION FEES

Schroder Emerging Markets Small Cap Fund generally imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Fund and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of "Capital paid-in" on the Statements of Assets and Liabilities. There were no redemption fees retained for the period ended April 30, 2017.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S Government securities for each Fund, for the period ended April 30, 2017 were as follows:

                                                                            SALES AND
                                                          PURCHASES         MATURITIES
                                                          ---------         ----------
 Schroder North American Equity Fund ................  $ 253,535,713       $300,109,896
 Schroder Emerging Markets Small Cap Fund ...........      3,327,727         18,008,726
 Schroder Short Duration Bond Fund ..................      2,215,170          9,207,133
 Schroder Total Return Fixed Income Fund ............      8,082,844         30,212,504
 Schroder Long Duration Investment-Grade Bond Fund ..      5,764,323          3,813,790

Purchases and proceeds from sales and maturities of U.S. Government securities for the period ended April 30, 2017 were as follows:

                                                                                 SALES AND
                                                               PURCHASES         MATURITIES
                                                             ------------       ------------
Schroder Short Duration Bond Fund .........................  $  4,841,605       $  6,523,779
Schroder Total Return Fixed Income Fund ...................    17,169,580         27,129,032
Schroder Long Duration Investment-Grade Bond Fund .........    12,644,874         12,890,685

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                                                                              58

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

NOTE 7 -- FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and paydowns Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2016, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

                                                      INCREASE          INCREASE
                                                     (DECREASE)        (DECREASE)
                                                   UNDISTRIBUTED       ACCUMULATED        INCREASE
                                                   NET INVESTMENT     REALIZED GAIN      (DECREASE)
                                                       INCOME            (LOSS)        CAPITAL PAID-IN
                                                   ---------------    -------------    ---------------
Schroder North American Equity Fund ...............  $ 254,919        $ (253,388)        $  (1,531)
Schroder Emerging Markets Small Cap Fund ..........     (3,258)            3,258                --
Schroder Short Duration Bond Fund .................      2,350            (2,350)               --
Schroder Total Return Fixed Income Fund ...........   (634,081)          634,081                --

The tax character of dividends and distributions declared during the years or periods ended October 31, 2016 and October 31, 2015, was as follows:

                                                         ORDINARY       LONG-TERM       RETURN OF
                                                          INCOME       CAPITAL GAIN      CAPITAL       TOTAL
                                                      ------------     ------------     ---------   -----------
Schroder North American Equity Fund
  2016                                                $ 20,753,720     $ 26,084,912     $    --     $ 46,838,632
  2015                                                  14,809,732       27,882,801          --       42,692,533
Schroder Short Duration Bond Fund
  2016                                                     339,264               --          --          339,264
  2015                                                      36,990               --          --           36,990
Schroder Total Return Fixed Income Fund
  2016                                                   4,231,084               --     129,115        4,360,199
  2015                                                   4,539,735               --          --        4,539,735
Schroder Long Duration Investment-Grade Bond Fund
  2016                                                   1,983,704          655,687          --        2,639,391
  2015                                                   2,323,869        1,782,961          --        4,106,830




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                                                                              59

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                       TOTAL
                                                                                                                   DISTRIBUTABLE
                                  UNDISTRIBUTED    UNDISTRIBUTED                     UNREALIZED       OTHER          EARNINGS
                                     ORDINARY       LONG-TERM      CAPITAL LOSS     APPRECIATION     TEMPORARY     (ACCUMULATED
                                      INCOME       CAPITAL GAIN    CARRYFORWARDS   (DEPRECIATION)   DIFFERENCES       LOSSES)
                                  -------------   -------------    -------------   --------------   -----------   --------------
Schroder North American
  Equity Fund ..................  $ 20,444,654    $ 27,379,234      $      --      $ 183,132,489    $ (205,462)    $ 230,750,915
Schroder Emerging Markets
  Small Cap Fund ...............       566,614         102,259             --          1,791,901          (655)        2,460,119
Schroder Short Duration
  Bond Fund ....................         8,928              --             --            157,234            --           166,162
Schroder Total Return
  Fixed Income Fund ............            --              --       (901,445)          (265,147)     (397,209)       (1,563,801)
Schroder Long Duration
  Investment-Grade Bond Fund ...     1,806,456         501,764             --          2,025,844            --         4,334,064

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-RIC Mod losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

The Funds listed below have the following post-RIC Mod losses, which do not expire:

                                                 SHORT-TERM LOSS    LONG-TERM LOSS        TOTAL
                                                 ---------------    --------------      ---------
Schroder Total Return Fixed Income Fund .........  $      --          $ 901,445         $ 901,445

During the year ended October 31, 2016, the Fund listed below utilized capital loss carryforwards to offset capital gains:

Schroder Emerging Markets Small Cap Fund ........  $  53,942

At April 30, 2017, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                             GROSS              GROSS         NET UNREALIZED
                                                         IDENTIFIED        UNREALIZED        UNREALIZED        APPRECIATION
                                                          TAX COST        APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
                                                       -------------     --------------    --------------     --------------
Schroder North American Equity Fund .................  $ 668,370,164     $ 276,440,787     $(13,001,325)      $ 263,439,462
Schroder Emerging Markets Small Cap Fund ............      1,615,202           486,794          (32,071)            454,723
Schroder Short Duration Bond Fund ...................     14,851,123            68,384          (17,319)             51,065
Schroder Total Return Fixed Income Fund .............     60,744,938           927,996         (620,940)            307,056
Schroder Long Duration Investment-Grade Bond Fund ...     72,838,946         2,265,328       (2,097,087)            168,241

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund's NAV, yield and total return. Each risk listed below does not necessarly apply to each Fund, and you should read each Fund's prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

--------------------------------------------------------------------------------
                                                                              60

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

Schroder Emerging Markets Small Cap Fund has a relatively large portion of its assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund and Schroder Short Duration Bond Fund invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.

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                                                                              61

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2017 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

                                                      5% OR GREATER SHAREHOLDERS
                                                      --------------------------
                                                      NUMBER     % OF FUND HELD
                                                      ------     --------------
Schroder North American Equity Fund ...............     2            98.40%
Schroder Emerging Markets Small Cap Fund ..........     1            98.77
Schroder Short Duration Bond Fund .................     1            97.29
Schroder Total Return Fixed Income Fund ...........     7            84.24
Schroder Long Duration Investment-Grade Bond Fund .     2            92.61

One account shown above holding 99.77% of the Schroder Emerging Markets Small Cap Fund, and one account shown above holding 97.29% of the Schroder Short Duration Bond Fund is owned by an affiliate of SIMNA.

NOTE 10 -- LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $12.5 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. There were no borrowings under the line of credit for the period ended April 30, 2017.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended April 30, 2017 (unaudited) and the year ended October 31, 2016, were as follows:

                                                           NORTH AMERICAN              EMERGING MARKETS
                                                            EQUITY FUND                 SMALL CAP FUND
                                                  ---------------------------------------------------------
                                                       2017            2016           2017           2016
                                                  ---------------------------------------------------------
R6 SHARES:
Sales of shares ...............................           N/A              N/A         293,005      155,552
Reinvestment of distributions .................           N/A              N/A          60,342           --
Redemption of shares ..........................           N/A              N/A      (1,498,891)          --
                                                  -----------      -----------     -----------      -------
  Net increase (decrease) in R6 Shares ........           N/A              N/A      (1,145,544)     155,552
                                                  ===========      ===========     ===========      =======
INVESTOR SHARES:
Sales of shares ...............................     1,597,685       14,715,604              --           --
Reinvestment of distributions .................     3,435,994        3,017,996              --           --
Redemption of shares...........................    (5,179,770)      (7,775,170)             --           --
                                                  -----------      -----------     -----------      -------
  Net increase (decrease) in Investor Shares ..      (146,091)       9,958,430              --           --
                                                  ===========      ===========     ===========      =======
ADVISOR SHARES*:
Sales of shares ...............................            23              800             N/A          N/A
Reinvestment of distributions .................           532            1,285             N/A          N/A
Redemption of shares ..........................       (12,200)         (12,519)            N/A          N/A
                                                  -----------      -----------     -----------      -------
  Net (decrease) in Advisor Shares                    (11,645)         (10,434)            N/A          N/A
                                                  ===========      ===========     ===========      =======


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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2017 (UNAUDITED)

                                                       SHORT DURATION          TOTAL RETURN FIXED    LONG DURATION INVESTMENT-
                                                         BOND FUND                 INCOME FUND            GRADE BOND FUND
                                                -------------------------------------------------------------------------------
                                                   2017           2016         2017           2016         2017         2016
                                                -------------------------------------------------------------------------------
R6 SHARES:
Sales of shares .............................     17,391         54,160           N/A            N/A          N/A           N/A
Reinvestment of distributions ...............        212            102           N/A            N/A          N/A           N/A
Redemption of shares ........................   (919,809)       (28,772)          N/A            N/A          N/A           N/A
                                               ---------        -------    ----------     ----------      -------     ---------
  Net increase (decrease) in R6 Shares ......   (902,206)        25,490           N/A            N/A          N/A           N/A
                                               =========        =======    ==========     ==========      =======     =========
INVESTOR SHARES:
Sales of shares .............................        --             --        771,460        348,372      346,074     6,666,846
Reinvestment of distributions ...............        --             --         82,460        398,322      401,472       281,108
Redemption of shares ........................   (89,820)            --     (4,057,615)    (9,382,160)    (114,274)   (1,318,706)
                                               ---------        -------    ----------     ----------      -------     ---------
  Net increase (decrease) in Investor Shares    (89,820)            --     (3,203,695)    (8,635,466)     633,272     5,629,248
                                               =========        =======    ==========     ==========      =======     =========
ADVISOR SHARES*:
Sales of shares .............................       N/A            N/A             --          1,574          N/A           N/A
Reinvestment of distributions ...............       N/A            N/A            290          3,936          N/A           N/A
Redemption of shares ........................       N/A            N/A       (130,726)       (27,537)         N/A           N/A
                                               ---------        -------    ----------     ----------      -------     ---------
  Net (decrease) in Advisor Shares ..........       N/A            N/A       (130,436)       (22,027)         N/A           N/A
                                               =========        =======    ==========     ==========      =======     =========

*  Advisor Shares terminated on December 20, 2016.

N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.

NOTE 12 -- REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule which introduces two new regulatory reporting forms for investment companies -- Form N-PORT and Form N-CEN -- also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds' current financial statement presentation and expects that the Funds will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

NOTE 13 -- SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2017.

















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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016 to April 30, 2017).

The table below illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.











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                                                                              64

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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED) -- (CONCLUDED)

                                                     BEGINNING      ENDING           NET          EXPENSES
                                                      ACCOUNT       ACCOUNT      ANNUALIZED         PAID
                                                       VALUE         VALUE         EXPENSE          DURING
                                                      11/1/16       4/30/17        RATIOS          PERIOD*
----------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
----------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                   $ 1,000.00    $ 1,128.60       0.33%           $ 1.74
Hypothetical Example for Comparison Purposes
  Investor Shares                                   $ 1,000.00    $ 1,023.16       0.33%           $ 1.66
----------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
Actual Expenses
  R6 Shares                                        $ 1,000.00     $ 1,094.40       1.50%           $ 7.79
  Investor Shares                                    1,000.00       1,094.60       1.52              7.89
Hypothetical Example for Comparison Purposes
  R6 Shares                                        $ 1,000.00     $ 1,017.36       1.50%           $ 7.50
  Investor Shares                                    1,000.00       1,017.26       1.52              7.60
----------------------------------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
Actual Expenses
  R6 Shares                                        $ 1,000.00     $ 1,000.90       0.39%           $ 1.93
  Investor Shares                                    1,000.00       1,000.90       0.39              1.93
Hypothetical Example for Comparison Purposes
  R6 Shares                                        $ 1,000.00     $ 1,022.86       0.39%           $ 1.96
  Investor Shares                                    1,000.00       1,022.86       0.39              1.96
----------------------------------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                  $ 1,000.00     $ 1,000.90       0.40%           $ 1.98
Hypothetical Example for Comparison Purposes
  Investor Shares                                  $ 1,000.00     $ 1,022.81       0.40%           $ 2.01
----------------------------------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
----------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                  $ 1,000.00     $   975.10       0.39%           $ 1.91
Hypothetical Example for Comparison Purposes
  Investor Shares                                  $ 1,000.00     $ 1,022.86       0.39%           $ 1.96

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).




--------------------------------------------------------------------------------
                                                                              65

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS (UNAUDITED)

A Joint Special Meeting of Shareholders of the Schroder Emerging Markets Small Cap Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               1,500,891             99.99%             100.00%
Against                      0                    0                   0
Abstain                      0                    0                   0
--------------------------------------------------------------------------------
Total                    1,500,891             99.99%             100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Emerging Markets Small Cap Fund February 2, 2017 for the purpose of approving an amended and restated management contract Schroder Investment Management North America Inc. ("SIMNA") and Schroder Series Trust on Schroder Emerging Markets Small Cap Fund, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               1,500,891             99.99%             100.00%
Against                       0                   0                   0
Abstain/Broker Non Vote       0                   0                   0
--------------------------------------------------------------------------------
Total                     1,500,891             99.99%             100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Long Duration Investment-Grade Bond Fund held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               5,009,668             59.88%             100.00%
Against                       0                   0                   0
Abstain                       0                   0                   0
--------------------------------------------------------------------------------
Total                     5,009,668            59.88%              100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Long Duration Investment-Grade Bond Fund was held February 2, 2017 for the purpose of approving an amended and restated management contract between SIMNA and Schroder Series Trust on behalf of the Schroder Long Duration Investment-Grade Bond Fund, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               5,000,113             59.77%              99.81%
Against                       0                   0                    0
Abstain/Broker Non Vote       9,555              0.11%               0.19%
--------------------------------------------------------------------------------
Total                     5,009,668             59.88%             100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              66

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS (UNAUDITED) -- (CONCLUDED)

A Joint Special Meeting of Shareholders of the Schroder North American Equity Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Global Series Trust, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative              59,308,938             98.34%             100.00%
Against                      0                    0                   0
Abstain                      0                    0                   0
--------------------------------------------------------------------------------
Total                    59,308,938             98.34%             100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Short Duration Bond Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               2,507,894             99.07%             100.00%
Against                      0                    0                   0
Abstain                      0                    0                   0
--------------------------------------------------------------------------------
Total                     2,507,894             99.07%             100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Short Duration Bond Fund was held February 2, 2017 for the purpose of approving an amended and restated management contract between SIMNA and Schroder Series Trust on behalf of the Schroder Short Duration Bond Fund, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               2,507,894             99.07%             100.00%
Against                       0                   0                   0
Abstain/Broker Non Vote       0                   0                   0
--------------------------------------------------------------------------------
Total                     2,507,894             99.07%             100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Total Return Fixed Income Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Global Series Trust, the motion was approved with the following voting results:

                                            % OF OUTSTANDING
                      TOTAL SHARES VOTED      SHARES VOTED     % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative               2,293,431             38.89%             100.00%
Against                       0                   0                   0
Abstain                       0                   0                   0
--------------------------------------------------------------------------------
Total                     2,293,431            38.89%              100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              67

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FACTS        WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some
WHY?         but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             The types of personal information we collect and share depend on the product or service you have with us. This information can include:

             o  Social Security number and income

 WHAT?       o  account balances and account transactions

             o  assets and investment experience

             When you are NO LONGER our customer, we continue to share your information as described in this notice.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             All financial companies need to share clients' personal information to run their everyday business. In the section below, we list the
HOW? reasons financial companies can share their clients' personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION                                  DOES SCHRODERS       CAN YOU LIMIT
                                                                                     SHARE?          THIS SHARING?
------------------------------------------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES -- such as to process your transactions,          Yes                 No
maintain your account(s), or respond to court orders and legal investigations
------------------------------------------------------------------------------------------------------------------
FOR OUR MARKETING PURPOSES -- to offer our products and services to you              Yes                 No
------------------------------------------------------------------------------------------------------------------
FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES                                    No           We Don't Share
------------------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -- information about your             Yes                 No
transactions and experiences
------------------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -- information about your              No           We Don't Share
creditworthiness
------------------------------------------------------------------------------------------------------------------
FOR NONAFFILIATES TO MARKET TO YOU                                                    No           We Don't Share
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 For Schroder Mutual Funds, call BFDS at (800) 464-3108.
  QUESTIONS?     For other inquiries, call Institutional Client Service
                 at (212) 641-3800 or email clientserviceny@us.schroders.com
--------------------------------------------------------------------------------

[LOGO OMITTED]

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO WE ARE
--------------------------------------------------------------------------------

WHO IS PROVIDING THIS NOTICE?  Schroder Investment Management North America Inc.
                               Schroder Mutual Funds
                               Schroder Fund Advisors LLC
--------------------------------------------------------------------------------
WHAT WE DO
--------------------------------------------------------------------------------
HOW DOES SCHRODERS PROTECT     To protect your personal information from
MY PERSONAL INFORMATION?       unauthorized access and use, we use security
                               measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

                               Access to personal information is limited to
                               employees who need it to perform their jobs. Our
                               policies restrict employee use of customer
                               information; requiring it be held in strict
                               confidence.
--------------------------------------------------------------------------------
HOW DOES SCHRODERS COLLECT     We collect your personal information, for
MY PERSONAL INFORMATION?       example, when you

                               o   open an account and provide account
                                   information

                               o   give us your contact information

                               o show your driver's license or government issued ID

                               o   enter into an investment advisory contract

                               o   make a wire transfer
--------------------------------------------------------------------------------
WHY CAN'T I LIMIT ALL SHARING? Federal law gives you the right to limit only

                               o sharing for affiliates' everyday business purposes--information about your creditworthiness

                               o affiliates from using your information to market to you

                               o   sharing for nonaffiliates to market to you

                               State laws and individual companies may give
                               you additional rights to limit sharing.
--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
AFFILIATES                     Companies related by common ownership or control.
                               They can be financial and nonfinancial companies.

                               o   Our affiliates include companies with the
                                   Schroder name; financial companies such as
                                   Schroder Investment Management North America
                                   Limited and Schroder Investment Management
                                   Limited; and others, such as the parent,
                                   holding company, Schroders plc.
--------------------------------------------------------------------------------
NONAFFILIATES                  Companies not related by common ownership or
                               control. They can be financial and nonfinancial companies.

                               o   Nonaffiliates we share with can include
                                   companies that help us maintain, process or
                                   service your transactions or account(s) or
                                   financial products, including companies that
                                   perform administrative, accounting, transfer
                                   agency, custodial, brokerage or proxy
                                   solicitation services, or that assist us
                                   in marketing.
--------------------------------------------------------------------------------
JOINT MARKETING                A formal agreement between nonaffiliated
                               financial companies that together market financial products or services to you.

                               o   Schroders doesn't jointly market.
--------------------------------------------------------------------------------

           INVESTMENT ADVISOR     Schroder Investment Management
                                  North America Inc.
                                  7 Bryant Park
                                  New York, NY 10018-3706

                     TRUSTEES     William M. Doran
                                  Jon C. Hunt
                                  Thomas P. Lemke
                                  Randall S. Yanker
                                  Jay C. Nadel

                  DISTRIBUTOR     SEI Investments Distribution Co.
                                  1 Freedom Valley Drive
                                  Oaks, Pennsylvania 19456

       TRANSFER & SHAREHOLDER     Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN     JPMorgan Chase Bank

                      COUNSEL     Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC     PricewaterhouseCoopers LLP
               CCOUNTING FIRM

                                  This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund's current prospectus Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                                  Schroder Series Trust
                                  Schroder Global Series Trust
                                  P.O. Box 55260
                                  Boston, MA 02205-5260
                                  (800) 464-3108


[LOGO OMITTED]
                                                                 SCH-SA-001-0100

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        Schroder Global Series Trust


By (Signature and Title)                            /s/ Michael Beattie
                                                    ----------------------------
                                                    Michael Beattie, President

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                            /s/ Michael Beattie
                                                    ----------------------------
                                                    Michael Beattie, President

Date: July 7, 2017


By (Signature and Title)                            /s/ Stephen Connors
                                                    ----------------------------
                                                    Stephen Connors,
                                                    Treasurer, Controller & CFO

Date: July 7, 2017